UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Prairie Operating Co.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
☐	Fee paid previously with preliminary materials.

PRAIRIE OPERATING CO.

55 Waugh Drive, Suite 400

Houston, Texas 77007

April 22, 2025

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Prairie Operating Co.:

Notice is hereby given that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Prairie Operating Co. (the “Company”) will be held on Wednesday, June 4, 2025, at 10:00 a.m. Central Time, at The Westin Oaks Houston, 5011 Westheimer At, Post Oak Blvd., Houston, Texas 77056. The Annual Meeting is being held for the following purposes:

1.	To elect seven members of the Company’s Board of Directors to serve until the Company’s 2026 annual meeting of stockholders or until their respective successors are elected and qualified or until their earlier death, resignation or removal;
2.	To approve an amendment to the 2024 Amended & Restated Prairie Operating Co. Long-Term Incentive Plan (the “Long-Term Incentive Plan”) to increase the number of shares of the Company’s common stock that the Company may issue under the Long-Term Incentive Plan from 7,500,000 shares to 15,000,000 shares;
3.	To ratify the selection of Ham, Langston & Brezina, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and
4.	To transact other such business as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

These proposals are described in the accompanying proxy statement. The Board of Directors has fixed the close of business on April 8, 2025, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the Company’s principal executive offices for ten days prior to the Annual Meeting.

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy solicitation materials primarily via the Internet, rather than mailing paper copies of these materials to each stockholder. On or about April 22, 2025, we will mail to each stockholder a Notice of Internet Availability of Proxy Materials with instructions on how to access the proxy materials, vote, or request paper copies.

You are cordially invited to attend the Annual Meeting; however, whether or not you expect to attend the Annual Meeting in person, you are urged to submit your proxy so that your shares of stock may be represented and voted in accordance with your preferences and in order to help establish the presence of a quorum at the Annual Meeting. You can vote your shares via the Internet, by a toll-free telephone call, or by properly completing, signing and returning a hard copy of the proxy card, which can be requested by following the instructions on the Notice of Internet Availability of Proxy Materials. If you attend the Annual Meeting and would like to vote in person, you may do so even if you have already dated, signed and returned your proxy card.

If you hold your shares in street name, under the rules of various national and regional securities exchanges, brokers, banks or other nominees will not have discretion to vote your shares on the election of directors or the proposal to approve the amendment to the Long-Term Incentive Plan. We encourage you to provide voting instructions to your broker, bank or other nominee if you hold your shares in street name so that your voice is heard on such matters.

Sincerely,

/s/ Daniel T. Sweeney
Daniel T. Sweeney
Executive Vice President, General Counsel and Corporate Secretary

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2025

This Notice of Annual Meeting, our Proxy Statement and the Annual Report are available on our website free of charge at www.prairieopco.com in the “SEC Filings” subsection of the “Investor Relations” section.

YOUR VOTE IS IMPORTANT

Your vote is important. We urge you to review the accompanying proxy statement carefully and to submit your proxy as soon as possible so that your shares will be represented at the Annual Meeting.

PRAIRIE OPERATING CO.

55 Waugh Drive, Suite 400

Houston, Texas 77007

PROXY STATEMENT

2025 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement (this “Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Prairie Operating Co. for use at the Prairie Operating Co. 2025 Annual Meeting of Stockholders (the “Annual Meeting”). In this Proxy Statement, references to “Prairie Operating Co.,” the “Company,” “we,” “us,” “our” and similar expressions refer to Prairie Operating Co., unless the context or a particular reference provides otherwise. The Board requests your proxy for the Annual Meeting that will be held on Wednesday, June 4, 2025, at 10:00 a.m. Central Time, at The Westin Oaks Houston, 5011 Westheimer At, Post Oak Blvd., Houston, Texas 77056, for the purposes set forth in the accompanying notice and described in this Proxy Statement. By granting a proxy, you authorize the persons named in the proxy to represent you and vote your shares at the Annual Meeting or any adjournment(s) or postponement(s) thereof.

If you attend the Annual Meeting, you may vote in person. Even if you plan to attend the Annual Meeting in person, we urge you to vote in advance of the meeting using one of these advance voting methods:

By Internet:	By Phone:	By Mail:
www.proxyvote.com	1-800-690-6903	Vote Processing
c/o Broadridge
51 Mercedes
Edgewood,
NY 11717.

Brokers are not permitted to vote your shares for non-discretionary matters, which include the election of directors and the amendment to the 2024 Amended & Restated Prairie Operating Co. Long-Term Incentive Plan (the “Long-Term Incentive Plan”), without your instructions as to how to vote. Please return your proxy so that your vote can be counted on such matters.

DELIVERY OF PROXY MATERIALS

Mailing Date. The Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) is first being sent to stockholders on or about April 22, 2025.

You can also view the Notice of Availability, the Proxy Statement and the Company’s 2025 Annual Report to Stockholders (the “Annual Report”) online or you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number in the subject line.

Stockholders Sharing an Address. Each registered stockholder (meaning you own shares in your own name on the books of our transfer agent, VStock Transfer, LLC) will receive one Notice of Availability per account, regardless of whether you have the same address as another registered stockholder.

Some banks, brokers and other record holders have begun the practice of “householding” proxy statements and annual reports. “Householding” is the term used to describe the practice of delivering a single copy of this Proxy Statement and the Annual Report to any household at which two or more stockholders share an address. This procedure reduces the volume of duplicative information and our printing and mailing costs. We will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and our Annual Report to a stockholder at a shared address to which a single copy of such documents was delivered. Any stockholder who would like to receive a separate copy of the Proxy Statement and our Annual Report, now or in the future, should submit this request to Daniel T. Sweeney, Executive Vice President, General Counsel and Corporate Secretary, at our principal executive offices, 55 Waugh Drive, Suite 400, Houston, Texas 77007. Beneficial owners sharing an address who receive multiple copies of this Proxy Statement and our Annual Report and who would like to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

Internet Availability of Proxy Materials. The Notice of Annual Meeting and this Proxy Statement, along with the Company’s Annual Report on Form 10-K (the “Form 10-K”) for the year ended December 31, 2024 filed with the SEC on March 6, 2025 and our Annual Report, are available free of charge at www.prairieopco.com in the “SEC Filings” subsection of the “Investor Relations” section.

QUORUM AND VOTING

Voting Stock. The Company’s common stock, par value $0.01 per share (our “common stock”), is the only outstanding class of the Company’s securities that entitles holders to vote generally at meetings of the Company’s stockholders. Each share of common stock outstanding on the record date entitles the holder to one vote at the Annual Meeting.

Record Date. The record date for stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on April 8, 2025. As of the record date, 42,942,127 shares of common stock were issued and outstanding and entitled to be voted at the Annual Meeting.

Quorum. A quorum of stockholders is necessary to transact business at a meeting of stockholders. The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. The chairman or the holders of a majority of the voting power of common stock of the Company entitled to vote at the Annual Meeting who are present in person or represented by proxy, whether or not a quorum is present, shall have the power to adjourn or recess a meeting of stockholders from time to time, for any reason, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned or recessed meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally called. Abstentions and broker non-votes (as described below) will be included for purposes of determining whether a quorum is present at the Annual Meeting.

Stockholder List. In accordance with the Delaware General Corporation Law, the Company will maintain at its corporate offices in Houston, Texas a list of the stockholders entitled to vote at the Annual Meeting. The list will be open to the examination of any stockholder during ordinary business hours for ten days before the Annual Meeting.

Vote Required. Only stockholders of record at the close of business on April 8, 2025, have the right to vote at the Annual Meeting. Assuming the presence of a quorum, the proposals at the Annual Meeting will require the following votes:

●	Directors will be elected by a plurality of all the votes cast by the holders of shares of stock entitled to vote. This means the seven director nominees who receive the highest number of votes “FOR” the director nominee’s election at the Annual Meeting will be elected to our Board of Directors. You may vote “FOR” or “AGAINST” or “ABSTAIN” for each director nominee. Abstentions are considered to be “present” and “entitled to vote” at the Annual Meeting, and as a result, abstentions will have the same effect as a vote against this proposal. Since there are seven director nominees for seven open positions, and the director nominees who receive the highest number of votes “FOR” the director nominee’s election will be elected to our Board of Directors, abstentions and a vote against will have no effect on the outcome of this proposal. Broker non-votes will not be considered entitled to vote on this proposal and will therefore also have no effect on the outcome of this proposal.

●	The approval of the amendment to the Long-Term Incentive Plan will require the affirmative vote of the majority of the votes cast on the proposal. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to amend the Long-Term Incentive Plan. Abstentions and broker non-votes are not considered to be “votes cast” on the proposal, and as a result, abstentions and broker non-votes will have no impact on the outcome of the proposal.

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●	Ratification of the selection of Ham, Langston & Brezina, L.L.P. as the independent registered public accounting firm of the Company for the year ending December 31, 2025 will require the affirmative vote of a majority of the voting power of the shares of common stock present at the Annual Meeting, in person or by proxy, and entitled to vote on the matter. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to ratify the selection of the Company’s independent registered public accounting firm. Abstentions are considered to be “present” and “entitled to vote” at the Annual Meeting, and as a result, abstentions will have the same effect as a vote against this proposal. As discussed below, brokers may use their discretion to vote shares of common stock held by them in “street name” for which voting instructions are not submitted with respect to the ratification of the Company’s independent registered public accounting firm. Accordingly, we do not expect any broker non-votes with respect to this proposal.

Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes. Neither our Second Amended and Restated Certificate of Incorporation or our Amended and Restated Bylaws (our “Bylaws”) allow for cumulative voting rights.

Brokers who hold shares in street name for customers are required to vote shares in accordance with instructions received from the beneficial owners. Under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, but cannot vote on non-routine matters. Brokers are permitted to vote on discretionary items if they have not received instructions from the beneficial owners, but they are not permitted to vote on non-discretionary items absent instructions from the beneficial owner (resulting in a “broker non-vote”). Such brokers are prohibited from exercising discretionary authority in the election of each of the Company’s directors and the approval of the amendment to the Long-Term Incentive Plan, but such brokers may exercise discretionary authority with respect to the ratification of the selection of the Company’s independent registered public accounting firm.

Default Voting. A proxy that is properly completed and returned will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you properly complete and return a proxy, but do not indicate any contrary voting instructions, your shares will be voted in accordance with the Board’s recommendations, which are as follows:

●	“FOR” the election of each of the seven persons named in this Proxy Statement as the Board’s nominees for election as directors;

●	“FOR” the approval of the amendment to the Long-Term Incentive Plan;

●	“FOR” the ratification of the selection of Ham, Langston & Brezina, L.L.P. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025; and

●	If any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted at the discretion of the holders of the proxy. The Board knows of no matters, other than those previously stated herein, to be presented for consideration at the Annual Meeting.

Voting Procedures. If you are a record stockholder, you may vote your shares or submit a proxy to have your shares voted by one of the following methods:

●	By Internet. You may submit a proxy electronically via the Internet by visiting the website listed on the Notice of Availability. Please have the Notice of Availability, the Notice of Annual Meeting, this Proxy Statement and the form of proxy (the “Proxy Materials”) in hand when you log onto the website. Internet voting is available until 11:59 p.m. Eastern Time on June 3, 2025.

●	By Telephone. You may submit a proxy by telephone by calling the toll-free number listed in the Notice of Availability. Please have your Proxy Materials in hand when you call. Telephone voting is available until 11:59 p.m. Eastern Time on June 3, 2025.

●	By Mail. You may request a hard copy proxy card by following the instructions on the Notice of Availability and then vote by submitting a proxy by mail by signing, dating and returning your proxy card in the provided pre-addressed envelope.

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If your shares are held in street name, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting will also be offered to stockholders owning shares through most banks and brokers.

Revoking Your Proxy. You may revoke your proxy in writing at any time before it is exercised at the Annual Meeting by: (i) delivering to the Corporate Secretary of the Company a written notice of the revocation; (ii) signing, dating and delivering to the Corporate Secretary of the Company a proxy with a later date; (iii) voting again by Internet or by telephone, if available, prior to the start of the Annual Meeting or (iv) voting again at the Annual Meeting.

Solicitation Expenses. The cost of preparing, printing, assembling and mailing the Proxy Materials and our Annual Report, as well as the reasonable cost of forwarding solicitation materials to the beneficial owners of shares of our common stock, and other costs of solicitation, will be exclusively borne by us. Brokerage houses and other custodians, nominees and fiduciaries will, in connection with shares of our common stock registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of our common stock. We have not incurred any solicitation expenses in excess of the amount typical for a solicitation of proxies for a non-contested election of directors. Wages of regular employees and officers are not considered to be expenses incurred with respect to the solicitation of proxies.

Copies of the Annual Report. Upon written request, we will provide any stockholder, without charge, a copy of our Annual Report. Stockholders should direct requests to Daniel T. Sweeney, Executive Vice President, General Counsel and Corporate Secretary, at our principal executive offices, 55 Waugh Street, Suite 400, Houston, Texas 77007. Copies of our Annual Report, the Form 10-K and the exhibits thereto are also available at www.sec.gov, a website maintained by the SEC which contains reports, proxy statements and other information regarding registrants, including us.

PRINCIPAL STOCKHOLDERS

Beneficial Ownership

The following table sets forth information with respect to the beneficial ownership of our common stock as of April 8, 2025 by:

●	each person to be known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our Named Executive Officers;

●	each of our directors; and

●	all of our directors and executive officers as a group.

As of April 8, 2025, approximately 42,942,127 shares of our common stock were issued and outstanding. Unless otherwise noted, the mailing address of each person or entity named in the table below is c/o Prairie Operating Co., 55 Waugh Street, Suite 400, Houston, Texas 77007. The table below does not reflect any shares of our common stock issuable upon conversion of or otherwise pursuant to the terms of the Company’s Series F Convertible Preferred Stock, par value $0.01 per share (the “Series F Preferred Stock”), as the conversion and issuance of such shares is subject to a 4.99% cap, and any shares of our common stock that may be issuable upon exercise of the warrant to purchase additional shares of our common stock that may be issuable to the holder of the Series F Preferred Stock (the “Series F Warrant”) subject to the terms and conditions set forth therein.

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Name and Address of Beneficial Owner (1)	Number of Shares	Percent of Class
5% Stockholder:
Narrogal Nominees Pty Ltd ATF Gregory K. O’Neill Family Trust (2)	18,039,614	36.86%
Bristol Investment Fund, Ltd. (3)	3,744,764	8.72%
Bayswater Exploration & Production, LLC (4)	3,656,099	8.51%
Directors and Named Executive Officers:
Gary C. Hanna (5)	3,513,253	7.23%
Edward Kovalik (6)	3,513,242	7.23%
Richard Frommer	7,898	*
Gizman Abbas	4,286	*
Stephen Lee	4,286	*
Jonathan H. Gray (7)	397,021	*
Erik Thoresen	4,286	*
Craig Owen (8)	111,272	*
All directors and executive officers as a group (10 individuals) (9)	7,503,160	15.44%

* Less than 1%

(1) Unless otherwise noted, the business address of each of the officers and directors is 55 Waugh Drive, Suite 400, Houston, Texas 77007.

(2) Narrogal Nominees Pty Ltd ATF Gregory K. O’Neill Family Trust (“O’Neill Trust”) is managed by Narrogal Nominees Pty Ltd (“Narrogal Nominees”), as trustee. Gregory K.O’Neill, managing director and sole shareholder of Narrogal Nominees, has voting or investment control over the shares held by O’Neill Trust. The address of each of O’Neill Trust, Narrogal Nominees and Mr. O’Neill is Level 27, 60 City Road Southbank, Melbourne, Australia. The O’Neill Trust owns 12,039,614 shares of common stock held in book-entry form, Series D A Warrants to purchase 2,000,000 shares of common stock, and Series E A Warrants to purchase 4,000,000 shares of common stock. The shares reported herein include 12,039,614 shares of common stock and 6,000,000 shares of common stock issuable upon exercise of the warrants or conversion of the Company’s preferred stock. As previously disclosed on our current report on Form 8-K filed with the SEC on August 20, 2024, on August 15, 2024, the Company entered into a Consent & Agreement with O’Neill Trust, pursuant to which the Company and O’Neill Trust agreed, among others, to (i) amend Section 6(d) of the Certificate of Designation for the Company’s Series E Convertible Preferred Stock to increase the beneficial ownership limitation ceiling from 9.99% to 49.9%; (ii) with consent of the requisite holders of the Company’s Series D Convertible Preferred Stock, amend Section 6(d) of the Certificate of Designation for the Company’s Series D Convertible Preferred Stock to increase the beneficial ownership limitation from 9.99% to 49.9%; and (iii) amend Section 2(e) of each of O’Neill Trust’s Series D A Warrant and Series E A Warrant and Section 2(d) of O’Neill Trust’s Series E B Warrant to increase the beneficial ownership limitation ceiling from 25% to 49.9%.

(3) According to a Schedule 13G filed with the SEC on April 2, 2025 on behalf of Bristol Investment Fund, Ltd. (“Bristol Investment Fund”), Bristol Capital, LLC (“Bristol Capital”), and Paul Kessler, (i) Bristol Investment Fund has sole voting and sole dispositive power over 1,105,183 shares of common stock, (ii) Bristol Capital has sole voting and sole dispositive power over 2,632,333 shares of common stock, and (iii) Mr. Kessler has sole voting and dispositive power over 7,248 shares of common stock. In addition, Bristol Investment Fund holds shares of the Company’s Series D Preferred Stock which are convertible into 797,072 shares of common and Series D A Warrants which are exercisable for 292,472 shares of common stock, and such shares of common stock have been excluded from the shares reported in the table above. On April 8, 2024, Bristol Investment Fund entered into an agreement with the Company pursuant to which it amended the terms of its Series D PIPE Warrants to increase the beneficial ownership limitation from 9.99% to 19.99% and gave notice to the Company that it was increasing its beneficial ownership limitation to 19.99% with respect to each of its remaining warrants. Such beneficial ownership limitation may only be modified, amended or waived with the written consent of both the Company and Bristol Investment Fund. The address of the principal office for Bristol Investment Fund and Bristol Capital is 10960 Wilshire Blvd., #1050, Los Angeles, CA 90024. The address of the principal office of Mr. Kessler is 555 Marin Street, Suite 140, Thousand Oaks, CA 91360.

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(4) According to a Schedule 13G filed with the SEC on April 2, 2025 on behalf of Bayswater Exploration & Production, LLC (“Bayswater E&P”) and Bayswater Management Company LP (“Bayswater Management”). The shares reported herein include 3,656,099 shares of commons stock (the “Bayswater Shares”) issued by the Company to Bayswater E&P on March 26, 2025, pursuant to that certain Purchase and Sale Agreement, dated as of February 6, 2025 (the “PSA”), by and among the Company and certain of its wholly owned subsidiaries and Bayswater Resources LLC, Bayswater Fund III-A, LLC, Bayswater Fund III-B, LLC, Bayswater Fund IV-A, LP, Bayswater Fund IV-B, LP, Bayswater Fund IV-Annex, LP and Bayswater E&P. (collectively, such Bayswater entities, “Bayswater”). As the record holder of the Bayswater Shares, Bayswater E&P may be deemed to beneficially own the Bayswater Shares. Pursuant to the PSA, Bayswater E&P was designated by the Bayswater Entities as the Sellers’ Representative (as defined in the PSA) to whom the Bayswater Shares were issued by the Company. Because Bayswater Management is the manager or general partner of, or that controls, each entity that sold assets to the Company pursuant to the PSA, Bayswater Management may be deemed to beneficially own the Bayswater Shares that are held by Bayswater E&P. The address of the principal office for Bayswater E&P and Bayswater Management is 730 17th Street, Suite 500, Denver, Colorado 80202.

(5) Includes 1,148,834 shares issued to Gary C. Hanna as consideration pursuant to the Merger Agreement (as defined below), 2,333,333 shares fully exercisable pursuant to a non-compensatory option agreement and 31,086 shares resulting from the vesting of a restricted stock unit award.

(6) Includes 1,148,834 shares issued to Edward Kovalik as consideration pursuant to the Merger Agreement (as defined below), 2,333,333 shares fully exercisable pursuant to a non-compensatory option agreement and 31,075 shares resulting from the vesting of a restricted stock unit award.

(7) The shares reported herein reflect shares held directly by First Idea Ventures LLC, First Idea International Ltd., and Mr. Gray. First Idea Ventures LLC holds 230,159 shares of common stock. In addition, First Idea Ventures LLC also holds (i) Series D PIPE Warrants to purchase 150,000 shares of common stock and (ii) Subordinated Note Warrants to purchase 913,242 shares of common stock. First Idea International Ltd. holds 159,999 shares of common stock, in addition to (i) Series D PIPE Warrants to purchase 50,975 shares of common stock and (ii) Subordinated Note Warrants to purchase 228,310 shares of common stock. The shares reported herein include the 230,159 shares of common stock held directly by First Idea Ventures LLC, 159,999 shares of common stock held directly by First Idea International Ltd. and 6,863 shares of common stock held directly by Mr. Gray. Additionally, it includes 1,551,115 shares of common stock issuable upon the exercise of the Series D PIPE Warrants and Subordinated Note Warrants. Jonathan H. Gray holds 50% and his spouse, Chloe Gray, holds 50% of the interests of First Idea Ventures LLC and each share voting and investment power over the securities held by First Idea Ventures LLC. The address of First Idea Ventures LLC is c/o Jade Fiducial, 1925 Century Park East, Suite 1700, Los Angeles, CA 90067. First Idea International Ltd. is a limited company. Jonathan Gray has voting or investment control over the shares held by First Idea Ventures LLC. Mr. Gray is a director of the Company. The address of First Idea International Ltd. is 1 Duchess Street, Suite 1, First Floor, London W1W 6AN, United Kingdom.

(8) Mr. Owen resigned as the Company’s Executive Vice President and Chief Financial Officer, effective April 1, 2025.

(9) Consists of all directors, nominees and current executive officers as a group.

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ITEM ONE: ELECTION OF DIRECTORS

At the recommendation of the Nominating & Governance Committee, the Board has nominated the following individuals for election as directors of the Company with their terms to expire at the Company’s 2026 annual meeting of stockholders or until their respective successors are elected and qualified or until their earlier death, resignation or removal:

Edward Kovalik (Chairman)

Gary C. Hanna

Gizman I. Abbas

Richard N. Frommer

Jonathan Gray

Stephen Lee

Erik Thoresen

Each of the directors nominated by the Board has consented to serving as a director, being named in this Proxy Statement and serving on the Board if elected. The Board has no reason to believe that any of its nominees will be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept nomination or election, either the number of the Company’s directors will be reduced or the persons acting under your proxy will vote for the election of a substitute nominee that the Board nominates. See “Directors and Officers—Director Nominees for Election Expiring at the 2026 Annual Meeting” below for biographical information regarding our director nominees. There are no family relationships, of first cousins or closer, among the Company’s directors and executive officers, by blood, marriage, or adoption.

Vote Required

The election of each nominee for director in this proposal requires the plurality of all the votes cast by the holders of shares of stock entitled to vote with respect to that nominee’s election.

For this Proposal 1, a “plurality of all of the votes cast” means that the seven director nominees who receive the highest number of votes “FOR” the director nominee’s election at the Annual Meeting will be elected to our Board of Directors. Abstentions are considered to be “present” and “entitled to vote” at the Annual Meeting, and as a result, abstentions will have the same effect as a vote against this proposal. Since there are seven director nominees for seven open positions, and the director nominees who receive the highest number of votes “FOR” the director nominee’s election will be elected to our Board of Directors, abstentions and a vote against will have no effect on the outcome of this proposal.

Broker non-votes with respect to this proposal are not treated as votes cast and, therefore, will also have no effect on the outcome of this proposal.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

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DIRECTORS AND EXECUTIVE OFFICERS

Director Nominees and Continuing Directors

Unless otherwise directed in your proxy, it is the intention of the persons named in such proxy to vote the shares represented by such proxy for the election of each of the following nominees as a member of the Board, each to hold office until the annual meeting of our stockholders to be held in 2026 and until his successor is duly qualified and elected or until his earlier death, resignation or removal.

Name	Age	Position	Director Since
Nominees:
Edward Kovalik	50	Chief Executive Officer and Chairman	2023
Gary C. Hanna	67	President and Director	2023
Gizman I. Abbas	52	Director	2023
Richard N. Frommer	72	Director	2024
Jonathan Gray	44	Director	2023
Stephen Lee	44	Director	2023
Erik Thoresen	52	Director	2023

Set forth below is the background, business experience, attributes, qualifications and skills of the Company’s executive officers, directors and director nominees. Executive officers serve at the discretion of the Board.

Director Nominees for Election Expiring at the 2026 Annual Meeting

Edward Kovalik has served as the Chief Executive Officer and Chairman of the Board of the Company since May 2023. Mr. Kovalik was the co-Founder and member of Prairie LLC, a private U.S. energy company, from October 2022 to May 2023. Mr. Kovalik was the President and Chief Operation Officer of Crown Electrokinetics Corp from February 2021 to October 2022 (NASDAQ: CRKN) and served on its board of directors from December 2020 to October 2022. Previously, Mr. Kovalik was also a co-Founder of Prairie Partners Solar & Wind LLC, a renewable energy investor in utility-scale solar and wind projects from May 2020 to February 2021. Mr. Kovalik was the co-Founder and the Co-Chief Executive Officer of KLR Group, LLC (“KLR”), a private full-service merchant bank focused on proprietary investment opportunities throughout the energy industry, from April 2012 through October 2020. His expertise includes private and public offerings of debt and equity, M&A and fund management. While at KLR, Mr. Kovalik led the creation of Rosehill, an independent oil & gas company created through a merger of KLR SPAC with Tema Oil & Gas Company. Prior to KLR, Mr. Kovalik served as the Head of Capital Markets at Rodman & Renshaw.

We believe Mr. Kovalik’s extensive industry background, including considerable leadership and operational expertise at both public and private companies, brings valuable perspective and technical expertise to the Board.

Gary C. Hanna has served as the President and been a director of the Company since May 2023. Mr. Hanna was a co-Founder and member of Prairie LLC, a private U.S. energy company from October 2022 to May 2023. Mr. Hanna served on the board of directors of Crown Electrokinetics Corp. (NASDAQ: CRKN), a publicly traded smart glass technology company, from March 2021 to October 2022. Mr. Hanna served as the Chairman and Interim Chief Executive Officer of Rosehill Resources, Inc., a then publicly traded independent oil and natural gas company focused on growing production and reserves in the core of the Delaware Basin from April 2017 to 2020. From 2015 to 2017, Mr. Hanna was the Chairman, President and Co-Chief Executive Officer of KLR. Mr. Hanna has 40 years of management and board of director experience in the energy and service sectors, with a primary focus in the Permian, Mid-Continent and GOM regions, with additional experience internationally in Southeast Asia, Mexico and Barbados. Mr. Hanna received a Bachelor of Business Administration Degree from the University of Oklahoma.

We believe Mr. Hanna’s 40+ years of executive and management experience, including as chief executive officer, in the energy and service sectors enables him to provide the Board with unique perspective on various business matters.

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Gizman I. Abbas has served as a director of the Company since May 2023. Mr. Abbas currently serves on the board of directors of New York Independent System Operator, Inc. (“NYISO”), Talen Energy Corp (OTC: TLNE) and Qenta, Inc. Previously, he served as a member of the board of directors of Crown Electrokinetics (NASDAQ: CRKN) from March 2021 to October 2022, Aranjin Resources Ltd. from May 2016 to February 2021 and Handeni Gold Inc. from February 2012 to July 2017. He has served as Principal at Direct Invest Development, an impact-focused, sustainable real estate development company formed to mine value in disinvested urban communities, since December 2014. Mr. Abbas was a founding partner of the commodity investment business at Apollo Global Management. Previously, he was a Vice President at The Goldman Sachs Group, Inc., where he invested successfully in the power, bio-fuels, metals & mining, and agriculture sectors. Mr. Abbas holds a Bachelor’s of Science Degree in Electrical Engineering from Auburn University and a Master’s of Business Administration degree from the Kellogg School of Management at Northwestern University.

We believe Mr. Abbas’ extensive financial and investment experience enables him to provide the Board with insight and advice into a wide range of financing and project acquisition matters.

Richard N. Frommer has served as director of the Company since November 2024. Mr. Frommer was President and Chief Executive Officer of Great Western Petroleum from February 2013 September 2021. From May 2002 to November 2012, Mr. Frommer was Senior Vice President, Rocky Mountain division at Samson Resources Company until its sale to KKR & Co., L.P. Prior to Mr. Frommer’s time at Samson Resources Company, Mr. Frommer spent four years at HS Resources Inc. as New Ventures Manager where he was responsible for entrance into new areas and plays in Colorado, Wyoming and Louisiana. He attended advanced oil and gas management courses at Southern Methodist University and earned his Bachelor of Arts in Earth Sciences from New York State University College at Oneonta. He is a Wyoming Certified Professional Geologist.

We believe Mr. Frommer’s extensive financial and oil and gas experience enables him to provide the Board with insight and advice into a wide range of financing and industry specific matters.

Jonathan Gray has served as a director of the Company since May 2023. Mr. Gray has served as the Chief Executive Officer of First Idea International Ltd., a strategic advisory boutique from its founding in 2008. Mr. Gray has also served as the chief executive officer of the Intelligent Design Agency, a design firm, from its founding to 2018. In 2016, Mr. Gray established The Hideaway Entertainment, LLC, a financing and production entertainment media company focused on motion picture, television, digital media, and technology, and has served as chief executive officer since the company’s founding. In addition, Mr. Gray is the co-owner of Beauchamp Estates France, a division of Beauchamp Estates International, which he founded in March 2005. Mr. Gray served as the founder and chief executive officer of JG Events, an international event management company, from its founding in 2003 until closing it in 2019. Mr. Gray earned his Baccalauréat Littéraire in Litteréture from Lycée Carnot, Cannes in 1999.

Mr. Gray’s extensive experience establishing, financing and managing companies bring valuable and important skills to the Board.

Stephen Lee has served as a director of the Company since May 2023. Mr. Lee is the co-founder of Renewa LLC, a private renewables real estate company and has served as its co-Chief Executive Officer since February 2022. Prior to Renewa, Mr. Lee co-founded KLR in April 2012 and served as a Partner and a Managing Member of the firm until September 2020. Prior to founding KLR, Mr. Lee was a Director and co-Head of the Energy Investment Banking team at Rodman & Renshaw. Mr. Lee holds a Bachelor’s Degree in Economics from New York University.

We believe that Mr. Lee’s extensive experience in the corporate finance and energy industry bring important and valuable skills to the Board.

Erik Thoresen has served as a director of the Company since May 2023. Mr. Thoresen has been a partner at Boka Group, LLC since November 2022. From January 2022 to December 2023, Mr. Thoresen served as the chief financial officer of Fusion Acquisition Corp. II. Prior to that, he served as the chief business development officer of Glass House Group, Inc., a vertically integrated consumer packaged goods cannabis company, from August 2021 to June 2022. Mr. Thoresen was the vice president of mergers and acquisitions and real estate at Harvest Health and Recreation, Inc., a multi-state cannabis company that is now part of Trulieve Cannabis Corp., from January 2019 to March 2021. Previously, from November 2013 to July 2018, Mr. Thoresen was the chief operating, and investment, officer of Jonathan D. Pond, LLC, a wealth management firm, and prior to that held executive roles at the Bank of New York Mellon Corporation and E*TRADE Financial Corporation. He received a Bachelor of Arts in International Relations from Syracuse University in 1994, and a Master of Business Administration from the Darden School at the University of Virginia in 2000.

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Mr. Thoresen’s previous board and senior leadership experience, in addition to his expertise in strategic planning, business development, investor relations and corporate development activities, makes him a valuable asset to the Board.

Non-Director Executive Officers:

Name	Age	Position	Executive Officer Since
Gregory S. Patton	39	Executive Vice President and Chief Financial Officer	2024
Bryan Freeman	55	Executive Vice President, Operations	2023
Daniel T. Sweeney	48	Executive Vice President, General Counsel and Corporate Secretary	2023

Gregory S. Patton has served as the Executive Vice President and Chief Financial Officer of the Company since April 2025. Prior to that, Mr Patton served as the Company’s Executive Vice President, Commercial Development from November 2024 through March 2025, and he began his employment with the Company in March 2024. Prior to joining the Company, Mr. Patton served as CFO of Trigger Energy, LLC, an oil field service company, from November 2022 until March 2024. Prior to that, Mr. Patton served as Senior Vice President, Corporate Development and Finance of Great Western Petroleum, LLC, a private oil and gas company, from May 2015 until its sale to PDC Energy Inc. in May 2022, and afterwards, pursued personal ventures until he began serving as CFO for Trigger Energy in November 2022. Prior to that, Mr. Patton served as Manager at Opportune, LLP., a consulting firm, from May 2011 to May 2015, and Ernst and Young, prior to May 2011. Mr. Patton received his Bachelor’s and Masters Degree in Accounting from University of Denver.

Bryan Freeman has served as the Executive Vice President, Operations of the Company since May 2023, beginning his employment with the Company in October 2022. Mr. Freeman served as the Senior Vice President of Drilling and Completions at Rosehill from April 2017 to March 2020 and as an employee of Capstone Energy Management, LLC from August 2020 to October 2022. Prior to that, Mr. Freeman served as Drilling and Operations Manager at Tema Oil & Gas Company, a private oil and gas exploration company, from July 2016 until April 2017 and Production & Operation Engineering Manager for SM Energy Company (NYSE: SM) (“SM”), a publicly traded company engaged in hydrocarbon exploration, from July 2013 until July 2016. Before SM, Mr. Freeman served as a Senior Production Engineer at Hess Corporation (NYSE: HES), a publicly traded oil and gas exploration and production company, from 2012 to 2013, and Chevron Corporation (NYSE: CVX), a publicly traded, fully integrated energy company, from 2006 to 2012. Mr. Freeman began his career in the service sector in roles at Schlumberger Limited (NYSE: SLB), a publicly traded oil and gas services provider company, from 2004 to 2006, and Weatherford International plc (NASDAQ: WFRD), a publicly traded oilfield service company, from 2001 to 2004. Mr. Freeman received a Bachelor of Science and Masters of Science in Engineering from the University of Texas in 2001 and 2012, respectively.

Daniel T. Sweeney has served as our Executive Vice President, General Counsel and Corporate Secretary since July 2023. Mr. Sweeney served as Senior Vice President, General Counsel and Secretary of Great Western Petroleum, LLC, a private oil and gas company, from June 2018 until its sale to PDC Energy Inc. in May 2022. Prior to that, Mr. Sweeney served as Director, Assistant Secretary and Associate General Counsel at Eclipse Resources Corp., a private oil and gas exploration company, from May 2013 to June 2018, and held legal roles at Chesapeake Energy Corporation (NASDAQ: CHK), a publicly traded oil and gas exploration company, from November 2010 to May 2013, and Rex Energy Corporation, a then publicly traded oil and gas exploration company, from April 2008 to November 2010. Mr. Sweeney received his Bachelor’s Degree in Political Science from Case Western Reserve University in 1999 and Juris Doctorate from the Thomas R. Kline School of Law at Duquesne University in 2005.

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BOARD OF DIRECTORS AND COMMITTEES

Board Leadership Structure

The Board has no policy with respect to the separation of the offices of Chair, Chief Executive Officer and President. The directors serving on the Board possess considerable professional and industry experience, significant experience as directors of both public and private companies and a unique knowledge of the challenges and opportunities that the Company faces. As such, the Board believes that it is in the best position to evaluate the needs of the Company and to determine how best to organize the Company’s leadership structure to meet those needs. Consistent with this understanding, the Nominating & Governance Committee considers the Board’s leadership structure annually.

At present, the Board has chosen to combine the positions of Chairman and Chief Executive Officer. While the Board believes it is important to retain the flexibility to determine whether the roles of Chairman and Chief Executive Officer should be separated or combined in one individual, the Board believes that the current Chief Executive Officer is the individual with the necessary experience, commitment and support of the other members of the Board to effectively carry out the role of Chairman.

The Board believes this structure promotes better alignment of strategic development and execution, more effective implementation of strategic initiatives and clearer accountability for the Company’s success or failure. Moreover, the Board believes that combining the Chairman and Chief Executive Officer positions does not impede independent oversight of the Company. Four of the seven members of the Board are independent under Nasdaq rules.

Our Amended and Restated Bylaws provide that the Chairman of the Board may be any director elected by the Board. In May, 2023, Edward Kovalik was elected as Chairman of the Board.

The Corporate Governance Guidelines allow the Board to designate a “Lead Independent Director” when the position of Chairman is not held by an independent director. If designated, the Lead Independent Director’s duties would include: (i) serving as a liaison between the Chairman and the independent directors of the Board; (ii) approving information sent to the Board; (iii) approving meeting agendas for the Board and meeting schedules to assure there is sufficient time for discussion of all agenda items; and (iv) ensuring that he or she is available for consultation and direct communication with the Company’s major stockholders upon request.

Director Independence

Rather than adopting categorical standards, the Board assesses director independence on a case-by-case basis, in each case consistent with applicable legal requirements and the listing standards of Nasdaq. After reviewing all relationships each director has with the Company, including the nature and extent of any business relationships between the Company and each director, as well as any significant charitable contributions the Company makes to organizations where its directors serve as board members or executive officers, the Board has affirmatively determined that the following directors have no material relationships with the Company and are independent as defined by the current listing standards of the Nasdaq and the applicable rules of the Securities Exchange Act of 1934, as amended (the “Exchange Act”): Messrs. Abbas, Frommer, Gray, Lee, and Thoresen. Neither Mr. Edward Kovalik, the Company’s Chairman and Chief Executive Officer, nor Mr. Gary C. Hanna, the President, is considered by the Board to be an independent director because of their employment with the Company.

Executive Sessions

To facilitate candid discussion among the Company’s directors, the independent directors meet in regularly scheduled executive sessions that are held immediately following each regularly scheduled Board meeting. The director who presides at these meetings will be chosen by the Board, based on the recommendation of the Nominating & Governance Committee and is responsible for preparing an agenda for the meetings of the independent directors in executive session.

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Director Nominations

Pursuant to the Company’s Corporate Governance Guidelines, the Nominating & Governance Committee is responsible for identifying individuals qualified to become Board members and nominees for directorship are selected by the Nominating & Governance Committee in accordance with the policies and principles in, or established pursuant to, its charter.

The Nominating and Governance Committee takes into account many factors prior to recommending to the Board that an existing director be nominated for reelection as a director, including, but not limited to:

●	Past Board and committee meeting attendance and performance;
●	Length of Board service;
●	Personal and professional integrity, including commitment to the Company’s core values;
●	Experience, skills, qualifications and contributions that the existing director brings to the Board; and
●	Independent under applicable standards.

The Board evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best support the success of the business and, based on its diversity of experience, represent stockholder interests through the exercise of sound judgment. The Board believes that a formal diversity policy is not necessary or appropriate because the current Board already has a diversity of business background and industry experience. Additionally, the Board does not have a formal diversity policy in place for the director nomination process, but instead considers diversity of a candidate’s viewpoints, professional experience, education and skill set as a factor in the consideration and assessment of a candidate as set forth above.

The Board will treat recommendations for directors that are received from the Company’s stockholders equally with recommendations received from any other source; provided, however, that in order for such stockholder recommendations to be considered, the recommendations must comply with the procedures outlined in this Proxy Statement, our Second Amended and Restated Certificate of Incorporation, our Amended and Restated Bylaws and the Exchange Act.

Board’s Role in Risk Oversight

In the normal course of its business, the Company is exposed to a variety of risks, including risks related to the ability of the Company to successfully drill producing wells, market risks relating to changes in commodity prices, risks relating to the Company’s ability to raise capital on acceptable terms, the Company’s ability to find, develop or acquire additional reserves, political risks and credit and investment risk. Effective risk oversight is a priority of the Board. Executive management is responsible for the day-to-day management of Company risks through internal processes and controls, while the Board, as a whole and through its committees has responsibility for the oversight of risk management. The Board oversees the strategic direction of the Company, and in doing so considers the potential rewards and risks of the Company’s business opportunities and challenges that the Company faces in the short-, intermediate- and long-term timeframe at least annually, and monitors the development and management of risks that impact the Company’s strategic goals. The Audit Committee of the Board (the “Audit Committee”) assists the Board in fulfilling its risk oversight responsibilities by monitoring the effectiveness of the Company’s systems of financial reporting, auditing, internal controls, privacy and cybersecurity and legal and regulatory compliance. The Compensation Committee of the Board (the “Compensation Committee”) assists the Board in fulfilling its oversight responsibilities by overseeing the Company’s compensation policies and practices and managing the Company’s compensation-related risks.

Attendance at Meetings

Pursuant to the Company’s Corporate Governance Guidelines, all directors are encouraged to attend the annual meetings of stockholders.

The Board held 6 meetings during 2024. No director attended fewer than 94% of the meetings of the Board and of the committees of the Board on which that director served.

The Board currently has three committees: the Audit Committee, the Compensation Committee, and the Nominating & Governance Committee. The Audit Committee held 4 meetings, the Compensation Committee had 5 meetings and the Nominating & Governance Committee held 3 meetings during 2024.

Committees

Audit Committee

The Audit Committee consists of Messrs. Thoresen (Chair), Abbas, Frommer, and Lee, each of whom is independent under the rules of the SEC and the listing standards of Nasdaq. As required by the rules of the SEC and listing standards of Nasdaq, the Audit Committee consists solely of independent directors. The Board has also determined that each member of the Audit Committee is financially literate, and that Mr. Thoresen satisfies the definition of “audit committee financial expert.”

The amended audit committee charter details the principal functions of the audit committee, including:

●	assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) the independent registered public accounting firm’s qualifications and independence and (4) the performance of our internal audit function and the independent registered public accounting firm;
●	reviewing, evaluating and/or acting upon any conflicts of interests that may arise as between the rights and obligations of any director or executive officer on the one hand, and the rights and obligations of the Company and any of its subsidiaries, on the other hand;
●	the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;
●	pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;
●	setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;
●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;
●	obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;
●	meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm;
●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and
●	reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

A copy of our Audit Committee Charter is posted on our website at www.prairieopco.com in the “Governance—Governance Documents” subsection under the “Investor Relations” section.

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Compensation Committee

The Compensation Committee consists of Messrs. Lee (Chair), Abbas, Frommer, Gray and Thoresen, each of whom is independent under the rules of the SEC and the listing standards of Nasdaq. The Compensation Committee reviews, evaluates and approves the compensation agreements, plans, policies and programs of the Company relating to the Company’s executive officers and directors. agreements, plans, policies and programs of the Company to compensate the Company’s executive officers and directors. The Compensation Committee’s goal is to oversee the development and implementation of compensation plans, policies, and programs that are designed to provide a competitive level of compensation to attract and retain talented executive officers and directors, reward and encourage maximum corporate and individual performance, promote accountability and align executive officer and director interests with the interests of the Company’s stockholders. We have adopted a Compensation Committee Charter defining the committee’s primary duties in a manner consistent with the rules of the SEC and applicable stock exchange or market standards. A copy of our Compensation Committee Charter is posted on our website at www.prairieopco.com in the “Governance—Governance Documents” subsection under the “Investor Relations” section.

Nominating & Governance Committee

The Nominating & Governance Committee consists of Messrs. Abbas (Chair), Lee, Gray and Thoresen, each of whom is independent under the rules of the SEC and the listing standards of Nasdaq. The Nominating & Governance Committee advises the Board and makes recommendations regarding appropriate corporate governance practices applicable to the Company and assists the Board in implementing such practices. The Nominating & Governance Committee also assists the Board in identifying individuals qualified to become members of the Board, consistent with the criteria that the Board has approved, and selects, or recommends to the Board to select, director nominees and to fill vacancies on the Board, advises the Board about the appropriate composition of the Board and its committees, leads the Board in annual performance evaluation of the Board, its committees and management and directs all matters relating to the succession of the Company’s Chief Executive Officer. We have adopted a Compensation Committee Charter defining the committee’s primary duties in a manner consistent with the rules of the SEC and applicable stock exchange or market standards. A copy of our Nominating & Governance Committee Charter is posted on our website at www.prairieopco.com in the “Governance—Governance Documents” subsection under the “Investor Relations” section.

Corporate Governance Guidelines

The Board believes that sound governance policies and practices provide an important framework for fulfilling its duty to stockholders. The Board has adopted Corporate Governance Guidelines that meet or exceed the listing standards of Nasdaq and address the matters below, among others:

●	Board Size, Structure and Composition
●	Director Qualifications and Independence
●	Director Responsibilities
●	Service on Other Boards
●	Changes in Status
●	Term Limits
●	Director Resignation
●	Board Chair
●	Board Meeting Agendas
●	Meetings of Independent Directors
●	Board External Interaction
●	Director Compensation
●	Board Performance Evaluations
●	Director Orientation and Continuing Education
●	Attendance at Annual Meetings
●	Stockholder Communication with Directors
●	Committee Structure and Composition

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●	Director Access to Independent Advisors and Management
●	Management Evaluation and Succession Planning
●	Governance Policies

A copy of our Corporate Governance Guidelines is posted on our website at www.prairieopco.com in the “Governance—Governance Documents” subsection under the “Investor Relations” section.

Corporate Code of Business Conduct and Ethics

Our Board adopted a Corporate Code of Business Conduct and Ethics (“Code of Conduct”) applicable to our directors, officers and employees, in accordance with the rules of the SEC and the listing standards of Nasdaq. The Code of Conduct reflects our commitment to the highest standards of integrity and ethics in all our practices and relationships. The Code of Conduct addresses ethics, conflicts of interest, insider trading, confidentiality, discrimination and harassment, health, safety and the environment, payments to government officials, accounting matters and use of Company assets, among other matters.

We expect our employees to report known or reasonably suspected violations of the Code of Conduct, or any other company policy, law, or core values. We have multiple confidential reporting channels available at all times and the Audit Committee receives regular reports on complaints reported. Any waiver of the Code of Conduct may be made only by our Board or a committee thereof. If the Company were to waive or materially amend any provision of the Code of Conduct that applies to the Company’s directors or executive officers, the Company intends to satisfy its disclosure obligations, if any, with respect to any such waiver or material amendment by either posting such information on our website or by filing a Current Report on Form 8-K.

A copy of our Corporate Code of Business Conduct and Ethics is posted on our website at www.prairieopco.com in the “Governance—Governance Documents” subsection under the “Investor Relations” section.

Insider Trading Policy and Hedging Policy

The Company has adopted an Insider Trading Policy governing the purchase, sale and other disposition of the Company’s securities by its directors, officers and employees (“insiders”) of the Company. The Company believes this policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K filed with the SEC on March 6, 2025.

Our Insider Trading Policy prohibits insiders from (i) transacting in or (ii) “tipping,” either directly or indirectly, others who may transact in the Company’s securities, in each case, while aware of material non-public information about the Company.

Pursuant to the Company’s Insider Trading Policy, insiders are also prohibited from making any short sales of any securities of the Company and from engaging in transactions involving Company-based derivative securities. This prohibition includes, but is not limited to, trading in Company based option contracts, transacting in straddles or collars, and hedging or monetization transactions. In addition, pursuant to the Company’s Insider Trading Policy, insiders are prohibited from purchasing the Company’s securities on margin and directors and officers are prohibited from pledging securities of the Company as collateral.

Available Corporate Governance Materials

The following materials are available on the Company’s website at www.prairieopco.com in the “Investor Relations” section:

●	Charter of the Audit Committee;
●	Charter of the Compensation Committee;
●	Charter of the Nominating & Governance Committee;
●	Corporate Code of Business Conduct and Ethics; and
●	Corporate Governance Guidelines.

Stockholders may obtain a copy, free of charge, of each of these documents, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and the Proxy Statement, by sending a written request to Prairie Operating Co., Attention: Investor Relations, 55 Waugh Drive, Suite 400, Houston, Texas 77007.

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Communications with Our Board

Stockholders and other interested parties may communicate with our directors, including our non-management directors, individually or as a group, by writing to Daniel T. Sweeney, Executive Vice President, General Counsel and Corporate Secretary, at our principal executive offices, 55 Waugh Drive, Suite 400, Houston, Texas 77007. Stockholders and other interested parties may submit such communications on a confidential or anonymous basis by sending the communication in a sealed envelope marked “Communication with Directors” and clearly identify the intended recipient(s) of the communication.

The Company’s General Counsel will review each communication and will forward the communication, as expeditiously as reasonably practicable, to the addressees if: (1) the communication complies with the requirements of any applicable policy adopted by the Board relating to the subject matter of the communication; and (2) the communication falls within the scope of matters generally considered by the Board. To the extent the subject matter of a communication relates to matters that have been delegated by the Board to a committee or to an executive officer of the Company, then the Company’s General Counsel may forward the communication to the executive officer or chairman of the committee to which the matter has been delegated. The acceptance and forwarding of communications to the members of the Board or an executive officer does not imply or create any fiduciary duty of the Board members or executive officer to the person submitting the communications.

Information may be submitted confidentially and anonymously, although the Company may be obligated by law to disclose the information or identity of the person providing the information in connection with government or private legal actions and in other circumstances. The Company’s policy is not to take any adverse action, and not to tolerate any retaliation, against any person for asking questions or making good faith reports of possible violations of law, the Company’s policies or its Code of Conduct.

EXECUTIVE COMPENSATION

We are currently considered a “smaller reporting company,” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) and the Exchange Act, for purposes of the SEC’s executive compensation disclosure rules. In accordance with such rules, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures. Further, our reporting obligations extend to a lesser number of executive officers who may be classified as our “Named Executive Officers,” namely, those individuals who served as our principal executive officer, our next two other most highly compensated officers at the end of the last completed fiscal year and up to two additional individuals who would have been considered one of our next two most highly compensated officers except that such individuals did not serve as executive officers at the end of the last completed fiscal year. Accordingly, our Named Executive Officers and their positions were as follows:

Name	Principal Position
Edward Kovalik	Chief Executive Officer and Chairman
Gary C. Hanna	President and Director
Craig Owen	Former Executive Vice President and Chief Financial Officer

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Summary Compensation Table

The table below sets forth all the compensation awarded to, earned by, or paid to our Named Executive Officers during fiscal years ended December 31, 2024 and 2023.

Name and Principal Position	Year	Salary ($)(a)	Bonus ($)(b)	Stock Awards ($)(c)	All Other Compensation ($)(d)	Total ($)
Edward Kovalik	2024	550,000	550,000	2,750,000	13,800	3,863,800
Chairman and Chief	2023	362,788	1,000,000	—	263,200	1,625,988
Executive Officer

Gary C. Hanna	2024	550,000	550,000	2,750,000	13,800	3,863,800
President	2023	362,788	1,000,000	—	263,200	1,625,988

Craig Owen	2024	350,000	750,180	1,050,000	13,729	2,163,909
Former Executive Vice President and Chief Financial Officer(e)	2023	230,865	350,000	2,914,286	8,750	3,503,901

(a)	The amounts reported in this column represent the actual amounts earned during the applicable calendar year.

(b)	Represents the discretionary bonuses received by our Named Executive Officer for 2024.

(c)	The amounts reported in this column for 2024 represents the aggregate grant date fair value, determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”), excluding the effects of estimated forfeitures, of restricted stock units (“RSUs”) and performance stock units (“PSUs”) awarded under the Long-Term Incentive Plan. The assumptions used in calculating the aggregate grant date fair value of such award are described under the heading “Note 16—Long-Term Incentive Compensation” in the notes to our consolidated financial statements included in the Company’s Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 6, 2025.

(d)	The amounts reported in this column for 2024 reflect 401(k) match contributions from the Company to Messrs. Kovalik, Hann and Owen of $13,800, $13,800, and $13,729, respectively.

(e)	Mr. Owen resigned as the Company’s Executive Vice President and Chief Financial Officer, effective April 1, 2025.

Employment Agreements

We have entered into employment agreements with each of our Named Executive Officers who are current officers of the Company, which employment agreements were amended and restated in August of 2023 (the “Employment Agreements”), in order to provide market competitive compensation arrangements that attract and retain talent. The Employment Agreements provide the Named Executive Officers with (a) an annualized base salary of $550,000 for each of Messrs. Kovalik and Hanna and $350,000 for Mr. Owen; (b) eligibility to receive an annual bonus with a target amount equal to 250% of the annualized base salary for each of Messrs. Kovalik and Hanna and 100% of the annualized base salary for Mr. Owen (the “Target Annual Bonus”); and (c) eligibility to receive annual long-term incentive equity awards. Pursuant to the Employment Agreements, the amount of each Named Executive Officer’s base salary, annual bonus target value and Long-Term Incentive Plan awards are subject to review and determination by the Board or the Compensation Committee, as applicable, on an annual basis. There were no increases to salary or annual bonus targets for our Named Executive Officers in 2024. In addition, Mr. Owen resigned as the Company’s Executive Vice President and Chief Financial Officer, effective April 1, 2025.

The Employment Agreements also provide for certain severance benefits as described below in “Potential Payments Upon Termination or Change of Control.”

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Outstanding Equity Awards at 2024 Fiscal Year-End

The following table reflects information regarding outstanding equity-based awards held by our Named Executive Officers as of December 31, 2024, which consist of RSUs and PSUs granted under the Long-Term Incentive Plan.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested(#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested($)(1)
Edward Kovalik	125,619	(2)	869,283	-		-
	61,560	(3)	425,995	-		-
	-		-	83,746	(4)	579,522
Gary C. Hanna	125,619	(2)	869,283	-		-
	61,560	(3)	425,995	-		-
	-		-	83,746	(4)	579,522
Craig Owen(5)	47,963	(2)	331,904	-		-
	-		-	31,976	(4)	221,274

(1)	The amount included in this column represents the market value of our common stock underlying the RSU and PSU awards, as applicable, granted to our Named Executive Officers, computed based on the closing price of our common stock on December 31, 2024, which was $6.92 per share.

(2)	Represents an award of RSUs granted under the Long-Term Incentive Plan with each RSU representing a contingent right to receive, upon vesting, one share of our common stock. The RSUs are scheduled to vest ratably in three annual installments beginning on March 5, 2025.

(3)	Represents an award of RSUs granted under the Long-Term Incentive Plan with each RSU representing a contingent right to receive, upon vesting, one share of our common stock. The RSUs are scheduled to vest on December 18, 2025.

(4)	Represents an award of PSUs granted under the Long-Term Incentive Plan with each PSU representing a contingent right to receive, upon vesting, one share of our common stock. Between 0% and 200% of the target number of PSUs granted, are eligible to vest in March 2027 subject to the achievement of a relative total shareholder return performance target for the three-year performance period beginning on January 1, 2024 and ending on December 31, 2026.

(5)	Mr. Owen resigned as the Company’s Executive Vice President and Chief Financial Officer, effective April 1, 2025, and all of Mr. Owen’s unvested RSUs and PSUs at such time were vested in connection therewith.

Potential Payments Upon Termination or a Change of Control

The following disclosures discuss the payments and benefits that each of our Named Executive Officers who are current officers of the Company would have been eligible to receive upon certain termination events, assuming that each such termination occurred on December 31, 2024. As a result, the payments and benefits disclosed represent what would have been due and payable to such Named Executive Officers under the applicable agreements and plans in existence between each Named Executive Officer and the Company as of December 31, 2024; this disclosure does not reflect any changes to such agreements or plans, or new agreements or plans adopted, after December 31, 2024, unless specifically stated. In addition, Mr. Owen resigned as the Company’s Executive Vice President and Chief Financial Officer, effective April 1, 2025.

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Termination of Employment under the Employment Agreements

Under the Employment Agreements, if the applicable Named Executive Officer’s employment is terminated without “Cause” or by the Named Executive Officer for “Good Reason” (as each term is defined below), then the Named Executive Officer is eligible to receive an amount equal to three times (or two times in the case of Mr. Owen, or four times in the case of Messrs. Kovalik and Hanna if such termination occurs within the 12-month period following a Change in Control), the sum of the Named Executive Officer’s (a) base salary, plus (b) the Target Annual Bonus for the year in which the Named Executive Officer’s termination of employment occurs, plus (c) in the case of Messrs. Kovalik and Hanna, the amount payable under the Long-Term Incentive Plan for the year in which the Named Executive Officer’s termination of employment occurs, in each case with such sum payable in a single lump sum on the Company’s first regularly scheduled pay date that is on or after the date that is sixty days after the date of termination (such total amount, the “Severance Payment”). In addition, if the Named Executive Officer is eligible to receive the Severance Payment, then that Named Executive Officer is also eligible for reimbursement of up to 18 months’ worth of the Company’s healthcare premium subsidy, calculated as the difference between (i) the amount the Named Executive Officer pays to effect and continue coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 and (ii) the employee contribution amount that similarly situated employees of the Company pay for the same or similar coverage under the Company’s group health plans.

The severance benefits described above are subject to the Named Executive Officer’s execution, delivery and non-revocation of a release of claims in favor of us and continued compliance with applicable restrictive covenants.

Under the Employment Agreements, “Cause” generally means, the Named Executive Officer’s: (i) willful or continued failure to perform his duties; (ii) willful failure to comply with any valid and legal directive of the Board (or, for Mr. Owen, also any valid or legal directive of the Chief Executive Officer or President); (iii) willful engagement in dishonesty, illegal conduct, or gross misconduct that is injurious to us or our affiliates; (iv) embezzlement, misappropriation of funds, or fraud with respect to us or our affiliates; (v) conviction of or plea of guilty or nolo contendere to a felony or a crime that constitutes a misdemeanor involving moral turpitude; (vi) material violation of our written policies or codes of conduct; or (vii) material breach of any material obligation under the applicable employment agreement or any other written agreement with us.

Under the Employment Agreements, “Good Reason” generally means the occurrence of any of the following without the Named Executive Officer’s written consent: (i) a material diminution in (a) base salary, (b) annual bonus opportunity, (c) annual target Long-Term Incentive Plan opportunity or (d) benefits, provided that a material decrease in an element of compensation represented by either (a), (b), (c), or (d) that is offset by a corresponding increase or increases in the other element(s) will not be deemed a condition for Good Reason so long as the Named Executive Officer’s aggregate compensation from all such elements of compensation is not materially diminished; (ii) a material diminution in title, reporting relationship, authority, duties or responsibilities with us; (iii) a material breach by us of any obligations under the Employment Agreement; (iv) the relocation of his principal place of employment by more than 40 miles (or 15 miles in the case of Messrs. Kovalik and Hanna); or (v) solely in the case of Messrs. Kovalik and Hanna, a failure by the Board to consult, and reach an agreement, with them on any matter relating to the operations, investments, or business strategy of the Company Group (as such term is defined in the Employment Agreements).

Under the Employment Agreements, “Change of Control” generally means the occurrence of any of the following events: (i) the consummation of an agreement to acquire or a tender offer for beneficial ownership of 50% or more of either (a) the then outstanding equity securities or (b) the combined voting power of the then outstanding voting securities of the Company; (ii) individuals who constitute the Incumbent Board (as defined in the Employment Agreements) cease for any reason to constitute at least a majority of the Board; (iii) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or an acquisition of assts of another company (a “Business Combination”), unless following such Business Combination, (a) the equity securities and voting securities outstanding immediately prior to the Business Combination, continue to represent or are converted into or exchanged for securities which represent or are convertible into more than 50% of the then outstanding equity interests and the combined voting power of the then outstanding voting securities, (b) no person or entity beneficially owns 20% or more of the outstanding equity interests of the resulting entity, and (c) at least a majority of the members of the board of the resulting entity were members of the Incumbent Board; or (iv) approval by the equity holders of the Company of a complete liquidation or dissolution of the Company.

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Treatment of Long-Term Incentive Plan Awards upon a Termination of Employment (not in connection with a Change of Control)

Pursuant to the RSU award agreements governing RSUs granted to each of the Named Executive Officers under the Long-Term Incentive Plan, upon a termination of employment without Cause or for Good Reason, a number of unvested RSUs will vest such that the total number of vested RSUs subject to the applicable RSU award is equal to the product of (i) the total number of RSUs covered by the applicable RSU award, times (ii) a fraction, the numerator of which is the number of full calendar months that have elapsed since the date of the grant, and the denominator of which is 36. Such vested RSUs will be settled as soon as administratively practicable following such termination, but in no event later than 60 days of such termination.

Upon a termination of employment due to death or disability, all the RSUs will be deemed 100% vested and will be settled as soon as administratively practicable following such termination, but in no event later than 60 days of such termination.

Upon a termination due to retirement at or after having attained age 65, other than a termination for Cause, a termination by the Named Executive Officer at a time that Cause exists, or a termination due to death or disability, all the RSUs will be deemed 100% vested and will be settled within 90 days of such termination.

Upon a termination of employment for Cause or without Good Reason, the Named Executive Officer will forfeit all outstanding unvested RSUs.

Each PSU award granted to a Name Executive Officer on the Long-Term Incentive Plan represents the right to receive between 0% and 200% of the initial number of PSUs covered by the PSU award. With regards to the PSU awards held by each of the Named Executive Officers, upon a termination of employment without Cause or for Good Reason, the number of PSUs that will be deemed earned and vested upon such termination will equal the product of (i) the initial number of PSUs subject to the applicable PSU award, times (ii) a fraction, the numerator of which is the number of full calendar months that have elapsed since the date of the grant, and the denominator of which is 36. Such earned and vested PSUs will be settled as soon as administratively practicable following such termination, but in no event later than 60 days of such termination.

Upon a termination of employment due to death or disability, the initial number of PSUs covered by the applicable PSU award will be deemed 100% earned and vested and will be settled as soon as administratively practicable following such termination, but in no event later than 60 days of such termination.

Upon a termination due to retirement at or after having attained age 65, other than a termination for Cause, a termination by the Named Executive Officer at a time that Cause exists, or a termination due to death or disability, the PSUs covered by the applicable PSU award will remain outstanding following retirement and the Named Executive Officer will earn and become vested in the number of PSUs that would have been earned and vested had the Named Executive Officer continued in employment through the end of the performance period.

Upon a termination of employment for Cause or without Good Reason, the Named Executive Officer will forfeit all outstanding PSUs.

The definitions of “Cause” and “Good Reason” for purposes of the award agreements governing the RSUs and PSUs are the same definitions as those in the Employment Agreements and described above in “—Termination of Employment under the Employment Agreements.”

Treatment of Long-Term Incentive Plan Awards upon a Change of Control

Pursuant to the RSU awards granted to the Named Executive Officers under the Long-Term Incentive Plan, upon a Change of Control that involves a merger, reclassification, reorganization, or other similar transaction in which the surviving entity, Company’s successor, or the direct or indirect parent of the surviving entity or Company’s successor, fails to assume or substitute the award agreements with a substantially equivalent award, then all of the RSUs will be deemed 100% vested and will be settled as soon as administratively practicable following the vesting of the RSUs, but in no event later than 60 days after such vesting date.

Upon a termination of employment without Cause or for Good Reason during the 24-month period beginning on the date on which a Change of Control occurs, all the RSUs will be deemed 100% vested and will be settled as soon as administratively practicable following the vesting of the RSUs, but in no event later than 60 days after such vesting date.

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With regards to the PSU awards granted to the Named Executive Officers under the Long-Term Incentive Plan, upon a Change of Control that involves a merger, reclassification, reorganization, or other similar transaction in which the surviving entity, Company’s successor, or the direct or indirect parent of the surviving entity or Company’s successor, fails to assume or substitute the award agreements with a substantially equivalent award, the Named Executive Officer shall, as of the date of such Change in Control, be deemed to have earned and vested in a number of PSUs determined based on actual performance against the stated performance criteria through the date of such Change of Control, assuming that the performance period ended on the date of the Change of Control. The PSUs are to be settled immediately prior to the Change of Control.

Upon a termination of employment without Cause or for Good Reason during the 24-month period beginning on the date on which a Change of Control occurs, the Named Executive Officers shall be deemed to have earned and vested in, as of the date of such termination, a number of PSUs equal to the greater of (i) the initial number of PSUs covered by the PSU award or (ii) the number of PSUs determined based on actual performance against the stated performance criteria through the date of such termination of employment, assuming that the performance period ended on the date of termination of employment. Such earned and vested PSUs shall be settled as soon as practicable following the date of termination of employment, but not later than December 31 of the calendar year in which such termination of employment occurs.

The definitions of “Cause”, “Change of Control” and “Good Reason” for purposes of the award agreements governing the RSUs and PSUs are the same definitions as those in the Employment Agreements and described above in “—Termination of Employment under the Employment Agreements,” except that the reference to “20%” in the definition of “Change of Control” as described above under the Employment Agreements is 50% for purposes of the RSUs and PSUs.

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and the company’s financial performance for each of the three years in the period ended December 31, 2024. As indicated above, we are permitted to report as a “smaller reporting company” under SEC rules. Accordingly, we have not included a tabular list of financial performance measures, and the table below (i) only includes the requisite information for three years, (ii) does not include information with respect to peer total stockholder return (“TSR”), and (iii) does not include a column for a Company-Selected Measure as defined in Item 402(v) of Regulation S-K. In accordance with applicable SEC rules, the adjustments described and quantified below were made to the values reported in the Summary Compensation Table for each applicable year to determine the “actual” compensation paid to our principal executive officers (“PEOs”) and the average “actual” compensation paid to our other non-PEO Named Executive Officers (“non-PEO NEOs”).

The following table summarizes compensation values reported in the Summary Compensation Table for our PEOs and the average for our other non-PEO NEOs, as compared to “compensation actually paid” (“CAP”) and the company’s financial performance for the years ended December 31, 2024, 2023, and 2022:

Year (a)	Summary Compensation Table Total for First PEO(1) (b)	Summary Compensation Table Total for Second PEO(1) (b)	Compensation Actually Paid to First PEO(1)(2) (c)	Compensation Actually Paid to Second PEO(1)(2) (c)	Average Summary Compensation Table Total for Non-PEO NEOs(1) (d)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2) (e)	Value of Initial Fixed $100 Investment Based On TSR (f)	Net Income (Loss) (g)

2024	$3,863,800	-	$3,568,123	-	$3,013,855	$2,728,243	$8.07	$(40,912,000)

2023	$1,625,988	$50,000	$1,625,988	$50,000	$2,564,945	$2,058,802	$11.10	$(79,080,800)

2022	$92,635	$136,330	$(3,799,561)	$136,330	$246,343	$(1,051,056)	$1.81	$(13,418,814)

(1)	The first PEO and, if applicable, the second PEO reflected in the table for each of 2024, 2023 and 2022 are as follows:

2024: Edward Kovalik (First PEO) and Second PEO not applicable

2023: Edward Kovalik (First PEO) and John D. Maatta (Second PEO)

2022: Scott D. Kaufman (First PEO) and John D. Maatta (Second PEO)

The non-PEO NEOs reflected in the table for each of 2024, 2023 and 2022 are as follows:

2024: Gary C. Hanna and Craig Owen

2023: Gary C. Hanna and Craig Owen

2022: Scott Sheikh and Alan L. Urban

(2)	The company deducted from and added to the Summary Compensation Table total compensation the following amounts to calculate CAP in accordance with Item 402(v) of Regulation S-K as disclosed in columns (c) and (e) for our PEOs and non-PEO NEOs in each respective year.

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	2024	2023	2022
FIRST PEO SUMMARY COMPENSATION TABLE TOTALS	$3,863,800	$1,625,988	$92,635
Add (Subtract):
Fair value of equity awards granted during the year from the Summary Compensation Table	(2,750,000)	—	—
Fair value at year end of equity awards granted during the year	2,454,323	—	—
Change in fair value of equity awards granted in prior years that were unvested as of the end of the year	—	—	—
Change in fair value of equity awards granted in current year that vested during the year	—	—	—
Change in fair value of equity awards granted in prior years that vested during the year	—	—	—
Equity awards granted in prior years that were forfeited during the year	—	—	(3,892,196)
Dividends or other earnings paid on equity awards during the year	—	—	—
Total Equity Award Related Adjustments	$(295,677)	—	$(3,892,196)
COMPENSATION ACTUALLY PAID TOTALS	$3,568,123	$1,625,988	$(3,799,561)

	2023	2022
SECOND PEO SUMMARY COMPENSATION TABLE TOTALS	$50,000	$136,330
Add (Subtract):
Fair value of equity awards granted during the year from the Summary Compensation Table	—	—
Fair value at year end of equity awards granted during the year	—	—
Change in fair value of equity awards granted in prior years that were unvested as of the end of the year	—	—
Change in fair value of equity awards granted in current year that vested during the year	—	—
Change in fair value of equity awards granted in prior years that vested during the year	—	—
Equity awards granted in prior years that were forfeited during the year	—	—
Dividends or other earnings paid on equity awards during the year	—	—
Total Equity Award Related Adjustments	—	—
COMPENSATION ACTUALLY PAID TOTALS	$50,000	$136,330

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	2024	2023	2022
NON-PEO NEOS SUMMARY COMPENSATION TABLE TOTALS	$3,013,855	$2,564,945	$246,343
Add (Subtract):
Fair value of equity awards granted during the year from the Summary Compensation Table	(1,900,000)	(1,457,143)	—
Fair value at year end of equity awards granted during the year	1,614,388	951,000	—
Change in fair value of equity awards granted in prior years that were unvested as of the end of the year	—	—	—
Change in fair value of equity awards granted in current year that vested during the year	—	—	—
Change in fair value of equity awards granted in prior years that vested during the year	—	—	—
Equity awards granted in prior years that were forfeited during the year	—	—	(1,297,399)
Dividends or other earnings paid on equity awards during the year	—	—	—
Total Equity Award Related Adjustments	$(285,612)	$(506,143)	$(1,297,399)
COMPENSATION ACTUALLY PAID TOTALS	$2,728,243	$2,058,802	$(1,051,056)

Narrative Disclosure to Pay versus Performance Table

The following graph illustrates the relationship between CAP for our PEOs and average CAP for our non-PEO NEOs and the cumulative TSR on our common stock. The cumulative TSR presented below assumes a $100 investment on December 31, 2022, 2023 and 2024 and the reinvestment of dividends for each year presented below.

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The following graph illustrates the relationship between CAP for our PEOs and average CAP for our non-PEO NEOs and the Company’s net income (loss) for each of the years ended December 31, 2022, 2023 and 2024.

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DIRECTOR COMPENSATION

The following table summarizes the compensation provided to the non-employee directors of our Board for the fiscal year ended December 31, 2024. Mr. Kovalik, who served as Chairman of the Board during 2024, did not receive any additional compensation for his service as Chairman of the Board. All compensation provided to Mr. Kovalik with respect to the 2024 year is reflected within the Summary Compensation Table above.

Name	Fees Earned or Paid in Cash ($)(1)(2)	Stock Awards ($)(3)	All Other Compensation ($)	Total ($)
Gizman I. Abbas	150,000	100,000	—	250,000
Richard N. Frommer(4)	10,870	100,000	—	110,870
Jonathan H. Gray	150,000	100,000	—	250,000
Stephen Lee	150,000	100,000	—	250,000
Erik Thoresen	150,000	100,000	—	250,000
Paul L. Kessler(5)	100,000	100,000	—	200,000

(1)	The amounts reflected in this column reflect the annual cash compensation paid to the non-employee directors, prorated based on days of service on the Board for the fiscal year ended December 31, 2024.
(2)	In December 2024, the Company paid Messrs. Abbas, Lee, Gray and Thoresen a one-time cash payment of $50,000 in recognition of each Board member’s additional time and effort above and beyond what is typically required in light of the Company’s corporate, transactional and equity raising efforts.
(3)	The amounts reflected in this column represent the grant date fair value of 7,614 RSUs granted to each of our non-employee directors in June 2024, computed in accordance with FASB ASC Topic 718, which vest on June 5, 2025. Each RSU represents a contingent right to receive (i) with respect to 60% of the RSUs, one share of our common stock, and (ii) with respect to 40% of the RSUs, either one share of our common stock or an amount of cash equal to the fair market value of one share of our common stock. See Note 16 to our consolidated financial statements included in the Form 10-K, for additional detail regarding assumptions underlying the value of these equity awards.
(4)	Mr. Frommer joined the Board, effective November 21, 2024. The stock awards reported for Mr. Frommer represent RSUs granted to Mr. Frommer as a member of the Company’s Advisory Board prior to his election as a director of the Company.
(5)	Mr. Kessler resigned from the Board, effective October 30, 2024.

Delinquent SECTION 16 Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of their beneficial ownership and changes in ownership (Form 3, 4 and 5, and any amendment thereto) with the SEC.

Based solely on our review of the copies of such forms furnished to us and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in fiscal year 2024, except that Craig Owen filed a Form 4 on December 31, 2024 that was required to be filed on December 30, 2024.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transaction Policy

The Board has determined that the Audit Committee is best suited to review and approve or ratify transactions with related persons, in accordance with our written policy governing related party transactions. Our Related Party Transactions Policy provides that “related party transaction” means any transaction, arrangement or relationship, or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (a) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, or, if the Company qualifies as a smaller reporting company under Item 10(f)(1) of Regulation S-K, the lesser of (i) $120,000 or (ii) one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, (b) the Company was, is, or will be a participant and (c) any related person had, has, or will have a direct or indirect material interest. A “related person” means (a) a director or director nominee of the Company, (b) an executive officer of the Company, (c) a stockholder (together with any of its controlling or controlled affiliates) owning more than 5% of any class of the Company’s voting stock, (d) any (i) person who is an immediate family member of any of the foregoing persons in clauses (a)-(c), which includes any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such persons or (b) person (other than a tenant or employee) who is sharing the household of the persons in clauses (a)-(c) or (e) an (i) entity that is owned or controlled by someone listed in clauses (a)-(d) an entity in which someone listed in clauses (a)-(d) has a substantial ownership interest or control of the entity or (c) entity in which someone listed in clauses (a)-(d) is an executive officer or general partner, or holds a similar position.

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Pursuant to this policy, the Audit Committee reviews all material facts of all related party transactions, including the terms of the transaction and the nature of the related person’s interest in the transaction. In determining whether to approve or disapprove entry into a related party transaction, our Audit Committee shall consider, among other factors, the following: (i) whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, (ii) the extent of the related party’s interest in the transaction and (iii) whether the transaction is material to the Company. Further, the policy requires that all related party transactions required to be disclosed in our filings with the SEC be so disclosed in accordance with applicable laws, rules and regulations. All of the related party transactions discussed in this proxy statement were reviewed pursuant to our Related Party Transaction Policy.

Related Party Transactions in Connection with the Merger

On May 3, 2023, pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of May 3, 2023 (the “Merger Agreement”), by and among the Company, Creek Road Merger Sub, LLC (“Merger Sub”) and Prairie LLC, Merger Sub merged with and into Prairie LLC, with Prairie LLC surviving and continuing to exist as a Delaware limited liability company and a wholly owned subsidiary of the Company (the “Merger”).

Merger Consideration

At the effective time of the Merger (the “Effective Time”), Edward Kovalik and Gary C. Hanna were each issued 1,148,834 shares of common stock as merger consideration pursuant to the Merger Agreement.

ORRI Agreement

On August 14, 2023, Prairie LLC exercised its option under the Amended and Restated Purchase and Sale Agreement, dated as of May 3, 2023 (“Exok Agreement”) to purchase additional oil and gas leases, including all of Exok Inc’s (“Exok”) right, title and interest in, to and under certain undeveloped oil and gas leases located in Weld County, Colorado, together with certain other associated assets, data and records, consisting of approximately 20,328 net mineral acres in, on and under approximately 32,695 gross acres from Exok (such assets, the “Initial Genesis Assets”). On May 15, 2022, Exok entered into an agreement with Gary C. Hanna and Edward Kovalik whereby Exok agreed to share and assign certain of its overriding royalty interests under the Initial Genesis Assets to Gary C. Hanna and Edward Kovalik at the closing of the Merger (the “Closing”). Following the Closing, these interests are owned in equal one-third shares by entities controlled by each of Gary Hanna, Edward Kovalik and Paul Kessler. To avoid any potential conflict of interest with certain members of the Board and management owning certain overriding royalty interests under the Initial Genesis Assets, all of the Company’s drilling programs will be approved by an independent committee of the Board on a quarterly basis.

Series D PIPE

Bristol Investment Fund purchased $1,250,000 of the Company’s Series D Convertible Preferred Stock, par value $0.01 per share (“Series D Preferred Stock”), and Series D PIPE Warrants (“Series D PIPE Warrants”) in the series D PIPE (the “Series D PIPE”). First Idea Ventures LLC purchased $750,000 of Series D Preferred Stock and Series D PIPE Warrants in the Series D PIPE. Jonathan H. Gray, a director of the Company, holds 50% and his spouse, Chloe Gray, holds 50% of the interests of First Idea Ventures LLC and each share voting and investment power over the securities held by First Idea Ventures LLC. John D. Maatta purchased $50,000 of Series D Preferred Stock and Series D PIPE Warrants in the Series D PIPE.

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Stockholders Agreement

Prior to the Effective Time, the Company, Bristol Capital Advisors, LLC (“Bristol Capital Advisors”) Paul L. Kessler, Gary C. Hanna and Edward Kovalik entered into the Stockholders Agreement pursuant to which the parties agreed to use reasonable best efforts, including taking certain necessary actions, to cause the Board to cause certain nominees to be elected to serve as a director on the Board under the following conditions: (i) one nominee designated by Bristol Capital Advisors and Paul L. Kessler, collectively, so long as Bristol Capital Advisors, Paul L. Kessler and their respective affiliates collectively beneficially own at least 50% of the number of shares of common stock collectively beneficially owned by such parties on the Closing Date; (ii) four nominees designated by Gary C. Hanna and Edward Kovalik (the “Prairie Members”) so long as the Prairie Members and their affiliates collectively beneficially own at least 50% of the number of shares of common stock collectively beneficially owned by such parties on the Closing Date; (iii) three nominees designated by the Prairie Members so long as the Prairie Members and their affiliates collectively beneficially own at least 40% (but less than 50%) of the number of shares of common stock collectively beneficially owned by such parties on the Closing Date; (iv) two nominees designated by the Prairie Members so long as the Prairie Members and their affiliates collectively beneficially own at least 30% (but less than 40%) of the number of shares of common stock collectively beneficially owned by such parties on the Closing Date; and (v) one nominee designated by the Prairie Members so long as the Prairie Members and their affiliates collectively beneficially own at least 20% (but less than 30%) of the number of shares of common stock collectively beneficially owned by such parties on the Closing Date.

On November 15, 2024, the parties agreed to terminate the Stockholders Agreement in connection with the resignation of Mr. Kessler as a member of the Board.

Lock-up Agreements

In connection with the Closing, the Company entered into lock-up agreements with the Prairie Members, Paul Kessler, John D. Maatta, Michael Breen (former director), Alan Urban (former Chief Financial Officer) and Scott Sheikh (former Chief Operating Officer and General Counsel), that impose limitations on any sale of shares of common stock until 180 days after the Closing, subject to certain exceptions. These agreements expired in November 2023.

In addition, the Company entered into a lock-up agreement with Bristol Investment Fund that impose limitations on any sale of an aggregate of 50% of its shares of common stock until 120 days after the Closing, subject to certain exceptions, and Bristol Investment Fund agreed, subject to such lock-up, to effect only open market sales and not to sell an aggregate daily amount of shares of common stock exceeding 1%, for every $100,000 invested in the Series D PIPE, of the average daily volume of the trading day on which the open market sales of the shares of common stock occurs. This agreement expired in September 2023.

Amended and Restated Senior Secured Convertible Debenture and Amended and Restated Security Agreement

In connection with the Closing, the Company entered into the AR Debentures due December 31, 2023, with each of Bristol Investment Fund and Barlock 2019 Fund, LP, in the principal amount of $1,000,000. The AR Debentures accrued interest on the aggregate unconverted and then outstanding principal amount of the AR Debentures at the rate of 12% per annum. Interest was payable quarterly on (i) January 1, April 1, July 1 and October 1, beginning on the date of first issuance of the AR Debentures, (ii) each date the AR Debentures were converted into common stock (as to that principal amount then being converted), (iii) the day that was five trading days following the Company’s notice to redeem some or all of the then outstanding principal of the AR Debentures (only as to that principal amount then being redeemed) and (iv) December 31, 2023.

The AR Debentures were convertible into shares of common stock at any time at the option of the applicable holder, at a conversion price of $5.00 per share (as adjusted, the “Conversion Price”). The initial Conversion Price was subject to adjustments in connection with, among other things, (i) the Company’s issuance of additional shares of common stock, or securities convertible into or exercisable for additional shares of common stock, at a price lower than the then current Conversion Price, and (ii) future stock splits, reverse stock splits, mergers or reorganizations, and similar changes affecting holders of common stock.

On October 13, 2023, the holders of the AR Debentures elected to convert the AR Debentures for an aggregate of 400,666 shares of common stock. As a result, the AR Debentures were fully extinguished in October 2023.

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Support Agreements

As of the date of the execution of the Merger Agreement, Bristol Investment Fund entered into a support agreement with the Company pursuant to which, subject to the terms and conditions therein, Bristol Investment Fund agreed to exchange its Original Debenture, in full satisfaction of the outstanding principal amount, accrued but unpaid interest and a 30% premium, for (a) the AR Debenture in substantially the same form as their respective Original Debenture, (b) shares of common stock and (c) shares of Series D Preferred Stock.

Amended Restated Non-Compensatory Option Agreement

At the Effective Time, the Company assumed and converted options to purchase membership interests of Prairie LLC outstanding and unexercised as of immediately prior to the Effective Time into Non-Compensatory Options to acquire an aggregate of 8,000,000 shares of common stock for $0.25 per share (as adjusted to reflect the Company’s reverse stock split in December 2023), which are only exercisable if specific production hurdles are achieved, and the Company entered into the Option Agreements with each of Gary C. Hanna, Edward Kovalik, Paul Kessler and BOKA Energy LP, a third-party investor. Erik Thoresen, a director of the Company, is affiliated with BOKA Energy LP. An aggregate of 2,000,000 Non-Compensatory Options are subject to be transferred to the Series D PIPE Investors, based on their then percentage ownership of Series D Preferred Stock to the aggregate Series D Preferred Stock outstanding and held by all PIPE Investors as of the Closing Date, if the Company does not meet certain performance metrics by May 3, 2026. All of the Non-Compensatory Options became fully exercisable in March 2025.

Registration Rights Agreement

In connection with the closing of the Series D PIPE, the Company entered into the Series D Registration Rights Agreements with each Series D PIPE Investor pursuant to which the Company agreed to submit to or file with the SEC, within 45 calendar days after the Closing Date, a registration statement registering the resale of the shares of common stock underlying the Series D Preferred Stock and Series D PIPE Warrants, and the Company agreed to use its best efforts to have such registration statement declared effective as promptly as possible after the filing thereof but no later than 90 calendar days (or 120 calendar days if the SEC notifies the Company that it will review such registration statement) following the date of the closing. As a result of the registration statement having not been declared effective within the timeframe required under the Series D Registration Rights Agreement, liquidated damages of $548,144 were paid under the registration rights agreement associated with the Series D PIPE for the year ended December 31, 2023. Of this total, $46,229 was paid to Bristol Investment Fund and $31,767 was paid to First Idea International LTD. and First Idea Ventures LLC. The SEC declared the registration statement effective in December 2024.

Related Party Transactions Following the Merger

Series E PIPE

The Company entered into a securities purchase agreement with Narrogal Nominees Pty Ltd ATF Gregory K O’Neill Family Trust (the “Series E PIPE Investor”) on August 15, 2023, pursuant to which the Series E PIPE Investor agreed to purchase, and the Company agreed to sell to the Series E PIPE Investor, for an aggregate of $20.0 million, securities consisting of (i) 39,614 shares of common stock, (ii) 20,000 shares of the Company’s Series E Convertible Preferred Stock, par value $0.01 per share (the “Series E Preferred Stock”), and (iii) Series E PIPE Warrants to purchase 8,000,000 shares of common stock, each at a price of $6.00 per share, in a private placement.

The Company’s obligations under the Series E Preferred Stock and the Series E PIPE Warrants are secured by a lien on the Exok Option Assets pursuant to the Deed of Trust. Upon commencement of a voluntary bankruptcy proceeding by Prairie LLC or involuntary bankruptcy proceeding against Prairie LLC, the Series E PIPE Investor will have the right and option to proceed with foreclosure and to sell all or any portion of the Exok Option Assets. In the event that no shares of Series E Preferred Stock remain outstanding (whether by conversion, redemption or otherwise) or are no longer beneficially owned or otherwise held by the Series E PIPE Investor (or any of its affiliates), the lien on the Exok Option Assets under the Deed of Trust will be released in accordance with the terms and procedures set forth therein.

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On January 24, 2025, the Series E PIPE Investor converted its remaining Series E Preferred Stock into shares of common stock and there are no shares of Series E Preferred Stock outstanding.

Registration Rights Agreement

In connection with the Series E PIPE and the Exok Option Purchase, the Company entered into the Series E Registration Rights Agreement with the Series E PIPE Investor and Exok Affiliates pursuant to which the Company agreed to submit to or file with the SEC, within the later of (i) 45 calendar days after the Closing Date and (ii) 45 calendar days after the SEC declares the Company’s registration statement with respect to the Series D PIPE registration rights agreement effective, a registration statement registering the resale of the Exok Shares, shares of common stock underlying the Series E Preferred Stock and Series E PIPE Warrants, Exok Shares and shares of common stock underlying the Exok Warrants, and the Company agreed to use its best efforts to have such registration statement declared effective as promptly as possible after the filing thereof but no later than ninety (90) calendar days (or one hundred twenty (120) calendar days if the SEC notifies the Company that it will review such registration statement) following the later of (x) Closing Date and (y) the date the SEC declares the prior registration statement effective. The SEC declared such prior registration statement effective on December 6, 2023.

Non-Compensatory Option Purchase Agreement

On August 30, 2023, the Company, Gary C. Hanna, Edward Kovalik, Bristol Capital and Georgina Asset Management, LLC (“Georgina Asset Management”) entered into a non-compensatory option purchase agreement, pursuant to which Georgina Asset Management agreed to purchase, and each of Gary C. Hanna, Edward Kovalik and Bristol Capital (collectively, the “Sellers”) agreed to sell to Georgina Asset Management, Non-Compensatory Options to acquire an aggregate of 200,000 shares of common stock for an aggregate purchase price of $2,000 (the “Option Purchase”). The Option Purchase closed on August 30, 2023. In connection with the Option Purchase, the Company entered into an amendment to the Option Agreements with each of the Sellers (or an assignee thereof) to reflect that each Seller owns a lesser number of Non-Compensatory Options after the Option Purchase.

Narrogal Nominees Pty Ltd ATF Gregory K. O’Neill Family Trust

On May 3, 2023, the O’Neill Trust purchased $10,000,000 of Series D Preferred Stock and Series D PIPE Warrants in the Series D PIPE. On August 15, 2023, the O’Neill Trust purchased $20,000,000 of Series E Preferred Stock and Series E PIPE Warrants in the Series E PIPE. On November 13, 2023, the O’Neill Trust delivered notice to the Company of the exercise of its Series D B Warrants to purchase 2,000,000 shares of common stock at an exercise price of $6.00 per share for total proceeds to the Company of $12 million (the “Warrant Exercise”). Each of the warrants held by the O’Neill Trust, as well as the Series D Preferred Stock and Series E Preferred Stock was subject to a limitation on exercise or conversion, as applicable, if as a result of such exercise or conversion, the holder would own more than 4.99% of the outstanding shares of common stock, which may be increased by the holder upon written notice to the Company, to any specified percentage not in excess of 9.99% (the “Beneficial Ownership Limitation Ceiling”). In connection with the Warrant Exercise, the O’Neill Trust entered into an agreement with the Company pursuant to which it amended the terms of each of its Series D PIPE Warrants and Series E PIPE Warrants to increase the Beneficial Ownership Limitation Ceiling from 9.99% to 25% and gave notice to the Company that it was increasing its Beneficial Ownership Limitation to 25% with respect to each of its remaining warrants. The Beneficial Ownership Limitation Ceiling on the Series D Preferred Stock and Series E Preferred Stock remains at 9.99%.

Consent and Agreement

On August 15, 2024, the Company entered into a Consent & Agreement (the “Consent & Agreement”) with Narrogal Nominees Pty Ltd ATF Gregory K O’Neill Family Trust (the “Holder”). Prior to entering into the Consent & Agreement, the Holder was the beneficial owner of 25% of the Common Stock of the Company. Pursuant to the Consent & Agreement, the Holder, as a holder of the Series D Preferred Stock and as the sole holder of the Series E Preferred Stock, consented to, and waived any and all negative covenants with respect to, any and all transactions the Company may consummate in connection with the funding of the Nickel Road Operating Acquisition and its ongoing operations pursuant to Section 4 and Section 9 of each of the Certificate of Designations for the Series D Preferred Stock and Series E Preferred Stock (the “Consents”). The Holder also released its mortgage on certain property of the Company, which was established in favor of the Holder securing the Company’s obligations under the Certificate of Designations for the Series E Preferred Stock.

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Bristol Investment Fund, Ltd.

On April 8, 2024, the Company entered into an Amendment and Waiver of Exercise Limitations Letter Agreement (the “Letter Agreement”) with Bristol Investment Fund to amend certain terms of the A warrants to purchase shares of common stock (the “A Warrants”) and B warrants to purchase shares of common stock (the “B Warrants” and together with the A Warrants, the “Series D PIPE Warrants”) held by Bristol Investment Fund. Each of the Series D PIPE Warrants held by Bristol Investment Fund is subject to a limitation on exercise if as a result of such exercise or conversion, the holder would own more than 4.99% of the outstanding shares of common stock (the “Beneficial Ownership Limitation”), which may be increased by the holder upon written notice to the Company, to any specified percentage not in excess of 9.99% (the “Beneficial Ownership Limitation Ceiling”). The Letter Agreement increases the Beneficial Ownership Limitation Ceiling from 9.99% to 19.99%. Pursuant to the Letter Agreement, Bristol Investment Fund further notified the Company of its intent to immediately increase the Beneficial Ownership Limitation Ceiling to 19.99% and the parties agreed to waive the waiting period with respect to such notice.

Subordinated Promissory Note

On September 30, 2024 (the “Subordinated Note Effective Date”), the Company entered into a subordinated promissory note (the “Subordinated Note”) with First Idea Ventures LLC and The Hideaway Entertainment LLC (together, the “Noteholders”), in a principal amount of $5,000,000, with a maturity of September 30, 2025. The Subordinated Note has an interest rate of 10.00% and the Noteholders are entitled to a minimum return on capital of up to 2.0x upon the repayment, prepayment or acceleration of the obligations, or the occurrence of certain other triggering events under the Subordinated Note. The Subordinated Note is guaranteed by Prairie LLC pursuant to a global guaranty agreement (the “Note Guaranty”) entered into by Prairie LLC in favor of the Noteholders on the Subordinated Note Effective Date. The Noteholders are entities controlled by Jonathan H. Gray, a director of the Company.

Pursuant to the terms of the Subordinated Note, the Company issued to the Noteholders warrants (the “Subordinated Note Warrants”) to purchase up to 1,141,552 shares of common stock, vesting in tranches based on the date of repayment of the Subordinated Note. Upon vesting, the Subordinated Note Warrants will be exercisable at any time until September 30, 2029, at an exercise price of $8.89, subject to adjustments as provided under the terms of the Subordinated Note Warrants. In connection with the Subordinated Note, the Company entered into a registration rights agreement with the Noteholders pursuant to which the Company agreed to file a registration statement registering the resale of the shares of common stock underlying the Subordinated Note Warrants. The SEC declared the registration statement effective in December 2025.

The Company entered into an Amended and Restated Subordinated Note (the “A&R Subordinated Note”) with the Noteholders in December 2024, which amended and restated the original Subordinated Note to, among other things, extend the maturity date thereof to March 17, 2027 and to permit certain transactions otherwise permitted by the Company’s reserve-based credit agreement with Citibank, N.A., as administrative agent, and the financial institutions party thereto.

In connection with the Company’s acquisition of certain oil and gas assets from Bayswater Exploration & Production, LLC and its affiliates, on March 26, 2025 (the “Bayswater Acquisition”), the Company paid off approximately $3.2 million of the outstanding balance under the A&R Subordinated Note. Pursuant to the terms of the payoff letter, the Company and the Noteholders agreed that the remaining amount outstanding under the A&R Subordinated Note of approximately $1.46 million shall be converted to principal, will accrue interest at a rate of 15% of per annum and all principal and other amounts owed (other than interest) pursuant to the Subordinated Note shall not be redeemable for any reason so long as the any Company’s Series F Preferred Stock remains outstanding.

Non-Compensatory Option Purchase Agreement

Effective September 30, 2024, the Company, BOKA Energy LP (“BOKA”), Rose Hill Holdings Limited (“Rose Hill”), Anchorman Holdings Inc. (“Anchorman”) and Blackstem Forest, LLC (“Blackstem”) entered into an Assignment and Assumption Agreement, pursuant to which BOKA assigned and transferred the right and non-compensatory option (the “Option”) to purchase an aggregate of 800,000 shares of Common Stock to Rose Hill, Anchorman and Blackstem (the “Option Transfers”), under which the Company did not receive any proceeds from the Option Transfers. In connection with the Option Transfers, the Company entered into a non-compensatory option purchase agreement (the “Current Option Purchase Agreements”) with each of Rose Hill, Anchorman and Blackstem. The Option was only exercisable if specific production hurdles are achieved and it became fully exercisable in March 2025. Blackstem is an entity controlled by Erik Thoresen, a director of the Company.

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ITEM TWO: APPROVAL OF AN AMENDMENT TO THE 2024 AMENDED & RESTATED PRAIRIE OPERATING CO. LONG-TERM INCENTIVE PLAN

Background and Description of Proposal

At the Annual Meeting, our stockholders will be asked to approve an amendment (the “Amendment”) to the 2024 Amended & Restated Prairie Operating Co. Long-Term Incentive Plan (the “Long-Term Incentive Plan”) to increase the number of shares of our common stock available for issuance under the Long-Term Incentive Plan from 7,500,000 shares to 15,000,000 shares.

Our common stock is listed on Nasdaq and we are subject to Nasdaq rules and regulations. Nasdaq rules require stockholder approval for any material revision to an equity compensation plan. We are seeking stockholder approval of the Amendment because it is deemed a material revision to the Long-Term Incentive Plan. Further, the terms of the Long-Term Incentive Plan require stockholder approval of any amendment to the Long-Term Incentive Plan that increases the number of shares available for issuance under the Long-Term Incentive Plan. The Amendment is attached to this Proxy Statement as Appendix A.

The Long-Term Incentive Plan was originally approved by our stockholders at the Company’s 2024 annual meeting of stockholders. The Amendment will become effective on the date it is approved by our stockholders. If this Proposal is approved by our stockholders, we intend to file with the SEC a registration statement on Form S-8 covering the additional 7,500,000 shares of our common stock issuable under the Long-Term Incentive Plan.

If our stockholders do not approve this Proposal, the Amendment will not become effective, and the current Long-Term Incentive Plan will continue in full force and effect subject to the limitations set forth therein. However, as a result of the limited number of shares remaining available for issuance under the Long-Term Plan, our projections show that the current share reserve will not likely be sufficient to cover anticipated new equity grants needed beyond the Company’s 2026 annual meeting of stockholders. To have an adequate supply of shares available for future equity awards to attract, retain, motivate and expand the team responsible for executing our business strategy and objectives, the Board unanimously recommends that the stockholders approve the Amendment to the Long-Term Incentive Plan providing for a reserve of an additional 7,500,000 new shares for future stock-based incentives.

We currently expect that this reserve will be sufficient for approximately two to threee years in amounts determined appropriate by the Compensation Committee, and that some of these awards will include performance-based vesting conditions to further incentive employees in the achievement of company performance goals that will align employees’ interests with those of stockholders. This timeline is simply an estimate used to determine the number of shares of common stock requested under the Long-Term Incentive Plan, assuming the potential for maximum achievement of performance goals under performance-based awards. However, future circumstances may require a change to expected equity grant practices. Our share usage may vary from our historical practice depending on a number of factors, including the size of our workforce, which may continue to grow due to acquisitions and our drillings and development plan, our hiring needs, our incentive and retention objectives, award levels and amounts provided by the Company’s competitors and our stock price. The closing market price of our common stock as of April 17, 2025 was $4.10 per share, as reported on the Nasdaq Global Market.

As of April 8, 2025, the total number of shares of the Company’s outstanding common stock was 42,942,127. If the Amendment is approved by our stockholders, the potential dilution from issuances authorized under the Amendment will be approximately 11.1%, calculated on a fully diluted basis (but, for purposes of this calculation, excluding any shares of our common stock issuable upon conversion of or otherwise pursuant to the terms of the Series F Preferred Stock and any shares of our common stock that may be issuable upon exercise of the Series F Warrant). While we are aware of the potential dilutive effect of compensatory equity awards, we also recognize the significant motivational and performance benefits that may be achieved from making such awards, and we believe that the requested shares under the Amendment represent a reasonable amount of potential equity dilution over time.

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Why We Believe You Should Vote for this Proposal

We believe that the Amendment is advisable in order to ensure that we have an adequate number of shares of common stock available in connection with our compensation programs. Our future success depends in part on our ability to attract, motivate, and retain high-quality employees and directors and expand our workforce as our Company continues to grow, including through acquisitions such as the recent Bayswater Acquisition. The ability to provide equity-based and incentive-based awards under the Long-Term Incentive Plan is critical to achieving this success. The Long-Term Incentive Plan is currently the only incentive compensation plan which we have to incentivize, retain, or attract qualified employees, directors and consultants, executive officers, and other individual service providers. Further, our ability to compensate these individuals with equity awards will allow us to deploy more cash towards growing other aspects of our business, including our drilling and development program.

We would be at a severe competitive disadvantage if we could not use equity-based awards to recruit and compensate our employees and directors. In order to attract new people to join the Company, we must compete with compensation packages from other public energy-focused or E&P companies that are often far superior to what we can offer due to our limited resources as a start-up company. We believe our existing and prospective employees, executive officers and directors need to be incentivized to work with us against a formidable competitive environment from much larger capitalized firms.

The use of common stock as part of our compensation program is also important because equity-based awards are an essential component of our compensation program for key employees, as they help link compensation with long-term stockholder value creation and reward participants based on service and/or performance. The Long-Term Incentive Plan will afford the Compensation Committee the ability to design compensatory awards that are responsive to the Company’s needs and includes authorization for a variety of awards designed to advance the interests and long-term success of the Company by encouraging stock ownership among employees of the Company and its affiliates, certain consultants to the Company and its affiliates, and non-employee directors of the Company.

Description of the Long-Term Incentive Plan and Amendment

The material features of the Long-Term Incentive Plan and Amendment are described below, but the description is subject to, and is qualified in its entirety by, the full text of the Long-Term Incentive Plan, which is included as Exhibit 10.5 to our Annual Report on Form 10-K for the year ended December 31, 2024, and the Amendment, which is attached hereto as Appendix A.

The purpose of the Long-Term Incentive Plan is to provide a means through which the Company and its affiliates may attract, retain and motivate qualified persons as employees, directors, consultants and other service providers with ability and initiative by enabling such persons to participate in our future success and to associate their interests with those of the Company and its stockholders. Capitalized terms used in this description, but not otherwise defined, have the meanings given to them in the Long-Term Incentive Plan.

Administration

The Long-Term Incentive Plan will be administered by the Compensation Committee (the “Committee”), except to the extent the Board elects to administer the Long-Term Incentive Plan, in which case references herein to the “Committee” shall be deemed to include references to the “Board.” Unless otherwise determined by the Board, the Committee will consist at all times of two or more directors who qualify as (i) “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act and (ii) “independent directors” under the applicable listing standards or rules of the securities exchange upon which the Company’s common stock is traded, but only to the extent such independence is required in order to take the action at issue pursuant to such standards or rules.

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The Committee may delegate to a subcommittee of directors or to any officer of the Company all or part of the Committee’s authority and duties under the Long-Term Incentive Plan, provided that such delegation does not (a) violate state or corporate law or (b) result in a loss of exemption under Rule 16b-3(d)(1) of the Exchange Act with respect to an Award.

Subject to the terms of the Long-Term Incentive Plan or applicable law, the Committee has broad discretion to administer the Long-Term Incentive Plan, interpret its provisions, and adopt policies for implementing the Long-Term Incentive Plan. This discretion includes the power to determine when and to whom Awards will be granted, decide how many Awards will be granted (measured in cash, shares of common stock or as otherwise designated), prescribe and interpret the terms and provisions of each Award agreement (the terms of which may vary), terminate, modify or amend the Long-Term Incentive Plan, and execute all other responsibilities permitted or required under the Long-Term Incentive Plan. The Committee’s determinations need not be uniform with respect to all individuals participating in the Long-Term Incentive Plan, and need not apply consistently across Awards.

Eligibility to Participate

Any individual who provides services to the Company or to its affiliates, including employees, officers, consultants, directors, and other individual service providers (each, an “Eligible Person”), is generally eligible to participate in the Long-Term Incentive Plan at the Committee’s discretion. An employee on leave of absence may be an Eligible Person. Awards (other than Substitute Awards) may be granted only to individuals who are Eligible Persons at the time of grant. Eligible Persons to whom Awards are granted under the Long-Term Incentive Plan are referred to as “Participants.”

The Company and its affiliates currently have approximately 6 executive officers, 5 non-employee directors, 20 other employees, and 10 consultants who are eligible to participate in the Long-Term Incentive Plan, and we expect the number of eligible participants will increase over the next 12 months as we continue to expand our business.

Securities to be Offered; Award Limitations

Subject to adjustment in the event of any adjustment, recapitalization, reorganization or other change in the Company’s capital structure as provided under the Long-Term Incentive Plan, the aggregate number of shares of common stock that may be issued pursuant to the Awards under the Long-Term Incentive Plan is currently equal to 7,500,000, and all such shares will be available for issuance upon the exercise of ISOs. Approximately 15,000,000 shares of our common stock (an additional 7,500,000 shares) will be available for issuance under the Long-Term Incentive Plan if the Amendment is approved

No Award may be granted if the number of shares of common stock that must be delivered in connection with such Award exceeds the number of shares of common stock remaining available under the Long-Term Incentive Plan, after taking into account the number of shares of common stock issuable to then-outstanding Awards.

With respect to a grant of ISOs, a Participant must be an employee of the Company or an employee of a parent or subsidiary corporation of the Company immediately before the time the ISO is granted. Non-employee directors may not be granted Awards, whether denominated in cash or shares of common stock, having an aggregate value determined on the date of grant of each Award in excess of $750,000; provided, that for any calendar year in which a non-employee director (i) first commences service on the Board, (ii) serves on a special committee of the Board, or (iii) serves as lead director or chairman of the Board, additional Awards may be granted to such non-employee member of the Board in excess of such limit; provided, further, that the limit set forth herein shall be applied without regard to (A) cash fees paid to a non-employee member of the Board during such calendar year (or grants of Awards, if any, made to a non-employee member of the Board in lieu of all or any portion of such cash fees) or (B) grants of Awards, if any, made to a non-employee member of the Board during any period in which such individual was an employee of the Company or any Affiliate or was otherwise providing services to the Company or to any Affiliate other than in the capacity as a director of the Company.

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Source of Shares

The shares to be delivered under the Long-Term Incentive Plan shall be made available from (i) authorized but unissued shares of common stock, (ii) shares of common stock held in the treasury of the Company, or (iii) previously issued shares of common stock reacquired by the Company, including shares purchased on the open market.

Shares of common stock subject to an Award under the Long-Term Incentive Plan that expires or is cancelled, forfeited, exchanged, settled in cash, or otherwise terminated (including shares forfeited with respect to Restricted Stock), the number of shares withheld or surrendered to the Company in payment of any exercise or purchase price or taxes relating to Awards, and shares that were subject to an Option or SAR but were not issued or delivered as a result of net settlement or net exercise of such Option or SAR will not be considered “delivered” under the Long-Term Incentive Plan, will be available for delivery with regard to other Awards, and will no longer be considered issuable to outstanding Awards for purposes of determining whether an Award may be granted.

Awards Under the Long-Term Incentive Plan

General. The Long-Term Incentive Plan authorizes the Committee to grant (i) incentive stock options qualified as such under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) (“ISOs”), (ii) stock options that do not qualify as incentive stock options (“Nonstatutory Options,” and together with ISOs, “Options”), (iii) stock appreciation rights (“SARs”), (iv) restricted stock (“Restricted Stock”), (v) restricted stock units (“RSUs”), (vi) awards of vested stock (“Stock Awards”), (vii) awards in lieu of or in exchange for other awards under the Long-Term Incentive Plan, under another plan (of the Company or another company that combines with the Company), or other Company obligations (“Substitute Awards”), (viii) dividend equivalents, (ix) other stock-based awards, (x) cash awards, or (xi) any combination of such awards (collectively referred to as “Awards”), for the purpose of providing our non-employee directors, employees of the Company and its affiliates, and certain consultants of the Company and its affiliates, incentives and/or rewards for performance. Awards may be granted alone or in tandem with any other Award. The Committee may impose on any Award or the exercise thereof whatever terms, conditions and restrictions that the Committee determines are appropriate, including, but not limited to, service- and performance-based vesting requirements. Such terms, conditions and restrictions may differ among Awards granted to any one Participant or to different Participants.

Options. Options represent a right to purchase our common stock at a fixed exercise price. The Committee may grant Options to Eligible Persons, including (i) ISOs and (ii) Nonstatutory Options. The exercise price of each Option granted under the Long-Term Incentive Plan will be established by the Committee, stated in the Option agreement, and may vary from Award to Award; provided, however, that, the exercise price for an Option generally must not be less than the greater of (a) the par value per share of common stock or (b) 100% of the fair market value per share of common stock as of the date of grant of the Option (or in the case of an ISO granted to an individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any affiliate, 110% of the fair market value per share of common stock as of the date of grant). Notwithstanding the foregoing, the exercise price for a Nonstatutory Option may be less than 100% of the fair market value per share of common stock as of the date of grant of the Option if the Option (1) does not provide for a deferral of compensation by reason of satisfying the short-term deferral exception set forth in the Nonqualified Deferred Compensation Rules or (2) provides for a deferral of compensation and is compliant with the Nonqualified Deferred Compensation Rules. Options may be exercised as the Committee determines, but not later than ten years from the date of grant (or in the case of an ISO granted to an individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliate, for a period of no more than five years following the date of grant). ISOs will not be granted more than ten years after the earlier of the adoption of the Long-Term Incentive Plan or the approval of the Long-Term Incentive Plan by the stockholders of the Company. The terms of any ISO granted under the Long-Term Incentive Plan are intended to comply in all respects with the provisions of Section 422 of the Code, however, if any ISO fails to comply with Section 422 of the Code for any reason, such ISO will be reclassified as a Nonstatutory Option, which will be exercisable as such. The Committee will determine the methods and form of payment for the exercise price of an Option (including, in the discretion of the Committee, payment in cash, common stock, other Awards, net settlement, broker assisted exercise, or other property) and the methods and forms in which shares of common stock will be delivered to a Participant.

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SARs. A SAR is the right to receive an amount equal to the excess of the fair market value of one share of common stock on the date of exercise over the grant price of the SAR, as determined by the Committee. SARs may be awarded in connection with or separate from any other Award. SARs awarded in connection with an Option will entitle the holder, upon exercise, to surrender the related Option or portion thereof relating to the number of shares for which the SAR is exercised. The surrendered Option or portion thereof will then cease to be exercisable. However, an SAR awarded in connection with an Option is exercisable only to the extent that the related Option is exercisable. SARs granted independently of an Option will be exercisable as the Committee determines. The grant price for an SAR may not be less than the greater of (a) the par value per share of common stock or (b) 100% of the fair market value per share of common stock as of the date of grant of the SAR; provided, however, the grant price for an SAR may be less than 100% of the fair market value per share of common stock as of the date of grant of the SAR if the SAR (1) does not provide for a deferral of compensation by reason of satisfying the short-term deferral exception set forth in the Nonqualified Deferred Compensation Rules or (2) provides for a deferral of compensation and is compliant with the Nonqualified Deferred Compensation Rules. The term of an SAR will be for a period determined by the Committee but no SAR may be exercisable for a period of more than ten years following the date of grant. The Committee will determine the form of consideration payable upon settlement.

Restricted Stock. An award of Restricted Stock is a grant of shares of common stock subject to a risk of forfeiture, restrictions on transferability, and any other restrictions imposed by the Committee in its discretion. Restrictions may lapse at such times and under such circumstances as determined by the Committee. The holder of Restricted Stock may have rights as a stockholder, including the right to vote the Restricted Stock and, unless otherwise provided in an Award agreement, the right to receive dividends on the Restricted Stock. Unless otherwise provided in an Award agreement, common stock distributed to a holder of a Restricted Stock in connection with a stock split or stock dividend, and other property (other than cash) distributed as a dividend, in each case, will be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed. During the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant except for limited exceptions specified under the Long-Term Incentive Plan.

RSUs. A RSU is a right to receive (i) the delivery of a number of shares of common stock equal to the number of RSUs that vest, (ii) cash equal to the fair market value of the common stock on the day of vesting multiplied by the number of RSUs that vest, or (iii) any combination of (i) and (ii) determined by the Committee at the date of grant or thereafter. The Committee may subject RSUs to restrictions (which may include a risk of forfeiture) to be specified in the Award agreement, and those restrictions may lapse at such times determined by the Committee.

Stock Awards. The Committee may grant Stock Awards to Eligible Persons as a bonus, as additional compensation, or in lieu of cash compensation that such person is otherwise entitled to receive in amounts and subject to the terms determined by the Committee.

Dividend Equivalents. Dividend equivalents may be granted, entitling a Participant to receive cash, shares of common stock, other Awards, or other property equal in value to dividends or distributions paid with respect to a specified number of shares of common stock at the discretion of the Committee. Dividend equivalents may be awarded on a freestanding basis or in connection with another Award. The Committee may provide that dividend equivalents will be payable or distributed when accrued or that they will be deemed reinvested in additional shares of common stock, Awards, or other investment vehicles. Dividend equivalents granted in connection with another Award will be subject to the same restrictions and conditions as the Award with respect to which the dividends accrue and will not be paid unless and until such Award has vested and been earned, absent a contrary provision in the Award agreement. The Committee will specify any restrictions on transferability and risks of forfeiture that are imposed upon dividend equivalents.

Other Stock-Based Awards. Participants may be granted, subject to applicable legal limitations and the terms of the Long-Term Incentive Plan and its purposes, other Awards related to shares of common stock (in terms of being valued, denominated, paid or otherwise defined by reference to shares of common stock). Such Awards may include, but are not limited to, convertible or exchangeable debt securities, other rights convertible or exchangeable into common stock, purchase rights for shares of common stock, Awards with value and payment contingent upon the Company’s performance or any other factors designated by the Committee, and Awards valued by reference to the book value of shares of common stock or the value of securities of or the performance of specified affiliates. The Committee will determine the terms, conditions and restrictions of all such Awards, including method of delivery, consideration to be paid, the timing and methods of payment, and any performance criteria associated with an Award.

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Cash Awards. Cash awards may be granted on a freestanding basis or as an element of or a supplement to, or in lieu of, any Awards under the Long-Term Incentive Plan in such amounts and subject to such other terms, conditions and restrictions as the Committee in its discretion determines to be appropriate, including for purposes of any annual or short-term incentive or other bonus program.

Substitute Awards. The Committee may grant Substitute Awards in substitution for any other Award granted under the Long-Term Incentive Plan or another plan of the Company or its affiliates or any other right of an Eligible Person to receive payment from the Company or its affiliates. Awards may also be granted in substitution for awards held by individuals who become Eligible Persons as a result of certain business transactions. Substitute Awards that are Options or SARs may have an exercise price per share that is less than the fair market value of a share of common stock on the date of substitution if the substitution complies with the Nonqualified Deferred Compensation Rules and other applicable laws.

Other Provisions

No Repricing. Outside the context of a merger, consolidation, acquisition or other transaction or reorganization or without the approval of the stockholders of the Company, the terms of outstanding Awards may not be amended to (i) reduce the exercise price or grant price of an outstanding Option or SAR; (ii) grant a new Option, SAR or other Award in substitution for any previously granted Option or SAR that has the effect of reducing the Exercise Price or grant price of the Award; (iii) exchange any Option or SAR for Stock, cash or other consideration when the Exercise Price or grant price of the Option or SAR equals or exceeds the fair market value of a share of common stock; or (iv) take any other action that would be considered “repricing” of an Option or SAR under the applicable listing standards of the national securities exchange upon which the common stock is listed (if applicable).

Tax Withholding. The Company and any affiliates are authorized to withhold from any Award granted or any payment relating to an Award, including from a distribution of shares of common stock, taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company to satisfy the payment of withholding taxes and any other tax obligations related to an Award in such amounts as may be determined by the Committee.

Merger or Recapitalization. In the event of certain changes to the Company’s capitalization that result in subdivision or consolidation of the shares of common stock or any other corporate transaction that would be considered an equity restructuring, appropriate adjustments will be made by the Committee as to the number, kind, and price of shares subject to outstanding Awards (except to the extent otherwise provided in any Award agreement), the number and kind of shares available for issuance under the Long-Term Incentive Plan, and any limitations on the number of Awards that may be granted to particular classes of Eligible Persons.

Change in Control. Upon the occurrence of a Change in Control or other changes in the Company or the outstanding common stock by reason of recapitalization, reorganization, merger, consolidation, combination, exchange or other relevant change, the Committee may adjust outstanding Awards as it determines appropriate in its sole discretion, which adjustments may vary among individual holders and among Awards, and may include the exercise of any of its general administrative powers (e.g., the power to accelerate vesting, waive forfeiture conditions, or otherwise modify or adjust any other condition or limitation) as well as: (i) acceleration of the time of exercisability of an Award so that the award may be exercised for a limited period of time on or before a date specified by the Committee, after which date all unexercised Awards will terminate; (ii) requiring the mandatory surrender to the Company by selected holders of some or all of the outstanding Awards as of a certain date in exchange for cash or other consideration, which may include the cancellation of Options or SARs for no consideration if such Awards have an exercise price or grant price that exceeds the Change in Control Price; (iii) cancellation of Awards that are unvested as of the date of the event without payment of any consideration; or (iv) approval of other adjustments to Awards as the Committee deems appropriate.

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Amendment. Without stockholder or Participant approval, the Committee may amend, alter, suspend, discontinue or terminate any Award or Award agreement or amend or alter the Long-Term Incentive Plan. The Board may amend, alter, suspend, discontinue or terminate the Committee’s authority to grant Awards or otherwise administer the Long-Term Incentive Plan or the Committee’s authority to amend, alter, suspend, discontinue or terminate the Long-Term Incentive Plan and any Award or Award agreement. The Board or Committee, as applicable, may take such actions without the consent of stockholders or Participants; provided, however, that the approval of the Company’s stockholders will be obtained as required by any applicable law or regulation or the rules of any stock exchange or automated quotation system on which the common stock may then be listed or quoted and Participant consent must be obtained prior to any action that would materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. Any adjustments made to Awards pursuant to the terms of the Long-Term Incentive Plan in the context of a Change in Control or other similar transaction or recapitalization will not be deemed to materially and adversely affect the rights of such Participant under any previously granted and outstanding Award.

Transferability of Awards. Except as provided in the Long-Term Incentive Plan, each Option and SAR is exercisable only by the Participant during the Participant’s lifetime, or, by the person to whom the Participant’s rights shall pass by will or the laws of descent and distribution and no Award may be assigned, sold or otherwise transferred by a Participant. ISOs are not transferable other than by will or the laws of descent and distribution. Only to the extent specifically provided by the Committee and permitted pursuant to Form S-8 and the instructions thereto, an Award may be transferred by a Participant on the terms and conditions provided by the Committee from time to time, except that no award (other than a Stock Award) may be transferred to a third-party financial institution for value. An Award may also be transferred pursuant to a domestic relations order.

Clawback. The Long-Term Incentive Plan and all Awards granted under the Long-Term Incentive Plan are subject to the Prairie Operating Co. Clawback Policy and any other written clawback policies the Company, with the approval of the Board or an authorized committee thereof, may adopt, including any policy adopted to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules promulgated thereunder by the SEC or the standards of any applicable national securities exchange upon which the securities may be listed, and that the Company determines should apply to Awards. Any such policy may subject a Participant’s Awards and amounts paid or realized with respect to Awards to reduction, cancellation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy.

Term of the Long-Term Incentive Plan. The Long-Term Incentive Plan became effective upon the approval of the Long-Term Incentive Plan by the Company’s stockholders at the Company’s 2024 annual meeting of stockholders, which was June 5, 2024. Unless earlier terminated by action of the Committee, the Long-Term Incentive Plan will terminate on the tenth anniversary of the such annual meeting, or June 5, 2034. Awards granted before the termination date of the Long-Term Incentive Plan will continue to be effective according to their terms and conditions.

Federal Income Tax Consequences

The following discussion is for general information only and is intended to summarize briefly the U.S. federal income tax consequences to Participants arising from participation in the Long-Term Incentive Plan. This description is based on current law, which is subject to change (possibly retroactively). In addition, Nonstatutory Options or SARs with an exercise price less than the fair market value of a share of common stock on the date of grant or Nonstatutory Options or SARs that are based on shares of common stock that are not deemed to be service recipient stock for the Participant could be subject to additional taxes unless such Nonstatutory Options or SARs are designed to comply with certain restrictions set forth in the Nonqualified Deferred Compensation Rules, and Participants should consult with their legal counsel before determining for themselves whether a transaction relating to a Nonstatutory Option or a SAR complies with the conditions specified in the Nonqualified Deferred Compensation Rules. The tax treatment of Participants in the Long-Term Incentive Plan may vary depending on the particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign jurisdiction, or U.S. state or local tax consequences in this section.

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Tax Consequences to Participants

Options and SARs. Participants will not realize taxable income upon the grant of a Nonstatutory Option or an SAR. Upon the exercise of a Nonstatutory Option or SAR, a Participant will recognize ordinary compensation income (subject to withholding) in an amount equal to the excess of (i) the amount of cash and the fair market value of the shares of common stock received, over (ii) the exercise price (if any) paid therefor. A Participant will generally have a tax basis in any shares of common stock received pursuant to the exercise of a SAR or pursuant to the cash exercise of a Nonstatutory Option, that equals the fair market value of such shares on the date of exercise. Subject to the discussion under “—Tax Consequences to the Company” below, the Company or its affiliate (as applicable) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.

Participants eligible to receive an ISO will not recognize taxable income on the grant of an ISO. Upon the exercise of an ISO, a Participant will not recognize taxable income, although the excess of the fair market value of the shares of common stock received upon exercise of the ISO (“ISO Stock”) over the exercise price will increase the alternative minimum taxable income of the Participant, which may cause such Participant to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an ISO would be allowed as a credit against the Participant’s regular tax liability in a later year to the extent the Participant’s regular tax liability is in excess of the alternative minimum tax for that year.

Upon the disposition of ISO Stock that has been held for the requisite holding period (generally, at least two years from the date of grant and one year from the date of exercise of the ISO), a Participant will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the Participant for the ISO Stock. However, if a Participant disposes of ISO Stock that has not been held for the requisite holding period (a “Disqualifying Disposition”), the Participant will recognize ordinary compensation income in the year of the Disqualifying Disposition in an amount equal to the amount by which the fair market value of the ISO Stock at the time of exercise of the ISO (or, if less, the amount realized in the case of an arm’s length disposition to an unrelated party) exceeds the exercise price paid by the Participant for such ISO Stock. A Participant would also recognize capital gain to the extent the amount realized in the Disqualifying Disposition exceeds the fair market value of the ISO Stock on the exercise date. If the exercise price paid for the ISO Stock exceeds the amount realized (in the case of an arm’s-length disposition to an unrelated party), such excess would ordinarily constitute a capital loss.

Generally, the Company will not be entitled to any federal income tax deduction upon the grant or exercise of an ISO, unless a Participant makes a Disqualifying Disposition of the ISO Stock. If a Participant makes a Disqualifying Disposition, the Company will then, subject to the discussion below under “—Tax Consequences to the Company,” be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by a Participant under the rules described in the preceding paragraph.

Under current rulings, if a Participant transfers previously held shares of common stock (other than ISO Stock that has not been held for the requisite holding period) in satisfaction of part or all of the exercise price of a Nonstatutory Option or ISO, no additional gain will be recognized on the transfer of such previously held shares in satisfaction of the Nonstatutory Option or ISO exercise price (although a Participant would still recognize ordinary compensation income upon exercise of an Nonstatutory Option in the manner described above). Moreover, that number of shares of common stock received upon exercise which equals the number of shares of previously held shares of common stock surrendered therefor in satisfaction of the Nonstatutory Option or ISO exercise price will have a tax basis that equals, and a capital gains holding period that includes, the tax basis and capital gains holding period of the previously held shares of common stock surrendered in satisfaction of the Nonstatutory Option or ISO exercise price. Any additional shares of common stock received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the Participant, plus the amount of compensation income recognized by the Participant under the rules described above. If a reload option is issued in connection with a Participant’s transfer of previously held Stock in full or partial satisfaction of the exercise price of an ISO or Nonstatutory Option, the tax consequences of the reload option will be as provided above for an ISO or Nonstatutory Option, depending on whether the reload option itself is an ISO or Nonstatutory Option.

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The Long-Term Incentive Plan allows the Committee to permit the transfer of Awards in limited circumstances. See “—Other Provisions - Transferability of Awards.” For income and gift tax purposes, certain transfers of Nonstatutory Options and SARs generally should be treated as completed gifts, subject to gift taxation.

The Internal Revenue Service (the “IRS”) has not provided formal guidance on the income tax consequences of a transfer of Nonstatutory Options (other than in the context of divorce) or SARs. However, the IRS has informally indicated that after a transfer of stock options (other than in the context of divorce pursuant to a domestic relations order), the transferor will recognize income, which will be subject to withholding, and FICA/FUTA taxes will be collectible at the time the transferee exercises the stock options. If Nonstatutory Options are transferred pursuant to a domestic relations order, the transferee will recognize ordinary income upon exercise by the transferee, which will be subject to withholding, and FICA/FUTA taxes (attributable to and reported with respect to the transferor) will be collectible from the transferee at such time.

In addition, if a Participant transfers a vested Nonstatutory Option to another person and retains no interest in or power over it, the transfer is treated as a completed gift. The amount of the transferor’s gift (or generation-skipping transfer, if the gift is to a grandchild or later generation) equals the value of the Nonstatutory Option at the time of the gift. The value of the Nonstatutory Option may be affected by several factors, including the difference between the exercise price and the fair market value of a share of common stock, the potential for future appreciation or depreciation of a share of common stock, the time period of the Nonstatutory Option and the illiquidity of the Nonstatutory Option. The transferor will be subject to a federal gift tax, which will be limited by (i) the annual exclusion of $19,000 per person (the amount is current for the 2025 year, but may change in future tax years), (ii) the transferor’s lifetime unified credit, or (iii) the marital or charitable deduction rules. The gifted Nonstatutory Option will not be included in the Participant’s gross estate for purposes of the federal estate tax or the generation-skipping transfer tax.

This favorable tax treatment for vested Nonstatutory Options has not been extended to unvested Nonstatutory Options. Whether such consequences apply to unvested Nonstatutory Options is uncertain and the gift tax implications of such a transfer is a risk the transferor will bear upon such a disposition. The IRS has not specifically addressed the tax consequences of a transfer of SARs.

Restricted Stock; RSUs; Stock Awards; Cash Awards. A Participant will recognize ordinary compensation income upon receipt of cash pursuant to a cash award or, if earlier, at the time the cash is otherwise made available for the Participant to draw upon. A Participant will not have taxable income at the time of grant of an Award of RSUs, but rather, will generally recognize ordinary compensation income at the time he or she receives cash or Stock in settlement of the RSUs in an amount equal to the cash or the fair market value of the shares of common stock received. In general, a Participant will recognize ordinary compensation income as a result of the receipt of shares of common stock pursuant to a Restricted Stock or Stock Award in an amount equal to the fair market value of the common stock when such common stock is received; provided, that, if the common stock is not transferable and is subject to a substantial risk of forfeiture when received, a Participant will recognize ordinary compensation income in an amount equal to the fair market value of the common stock (i) when the common stock first becomes transferable or is no longer subject to a substantial risk of forfeiture, in cases where a Participant does not make a valid election under Section 83(b) of the Code or (ii) when the common stock is received, in cases where a Participant makes a valid election under Section 83(b) of the Code.

A Participant will be subject to withholding for federal, and generally for state and local, income taxes at the time he or she recognizes income under the rules described above with respect to shares of common stock or cash received. Dividends that are received by a Participant prior to the time that the common stock is taxed to the Participant under the rules described in the preceding paragraph are taxed as additional compensation, not as dividend income. The tax basis in the common stock received by a Participant will equal the amount recognized by him as compensation income under the rules described in the preceding paragraph, and the Participant’s capital gains holding period in those shares will commence on the later of the date the shares are received or the restrictions lapse.

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Subject to the discussion immediately below, the Company or its affiliate (as applicable) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.

Tax Consequences to the Company

Reasonable Compensation. In order for the amounts described above to be deductible by the Company (or a subsidiary), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.

Golden Parachute Payments. The ability of the Company (or the ability of one of its subsidiaries) to obtain a deduction for future payments under the Long-Term Incentive Plan could also be limited by the golden parachute rules of Section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of an employer-corporation.

Compensation of Covered Employees. The ability of the Company (or its subsidiary) to obtain a deduction for amounts paid under the Long-Term Incentive Plan could be limited by Section 162(m) of the Code. Section 162(m) of the Code limits the Company’s ability to Long-Term Incentive Plan compensation, for federal income tax purposes, paid during any year to a “covered employee” (within the meaning of Section 162(m) of the Code) in excess of $1,000,000.

New Plan Benefits

Because Awards granted under the Long-Term Incentive Plan are at the discretion of the Committee, it is not possible to definitively determine the benefits or amounts that will be received by or allocated to participants. Therefore, the New Plan Benefits Table is not provided.

The Compensation Committee and the Board, however, are in active discussions regarding special one-time equity awards (the “Special Retention Awards”) to each of the Company’s executive officers (i.e., Edward Kovalik, Gary C. Hanna, Gregory S. Patton, Bryan Freeman, and Daniel T. Sweeney) to reinforce alignment of our compensation program to the Company’s longer-term growth strategy and to drive our pay for performance philosophy while retaining the executive team and sustaining its high engagement. The Special Retention Awards under discussion would also (a) improve the competitive positioning of the total compensation of each of the Company’s executive officers relative to the market and (b) recognize and reward the Company’s executive team for their extraordinary and tireless efforts to successfully execute and close the Bayswater Acquisition on March 26, 2025, which was a transformative acquisition for the Company that adds approximately 25,600 net BOEPD (69% liquids), expands the Company’s footprint and the duration of its drilling inventory, and is expected to significantly increase the Company’s free cash flow and drive operational efficiencies.

The Compensation Committee is being advised by its independent compensation consultant, Zayla (a Gallagher company), regarding the design and amount of any such Special Retention Awards. It is currently expected that any Special Retention Awards would be in the form of time-based restricted stock units (RSUs) that vest over a period not to exceed three (3) years. The Special Retention Awards, if granted, may be in addition to annual equity incentive awards, if any, granted to the Company’s executive officers.

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Registration with the SEC

If this Proposal is approved by our stockholders, we intend to file with the SEC a registration statement on Form S-8 covering the additional 7,500,000 shares of our common stock issuable under the Long-Term Incentive Plan.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth certain information regarding our equity compensation plans as of December 31, 2024.

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	—	$—	5,501,356
Equity compensation plans not approved by security holders(1)	—	—	—
Total	—	—	5,501,356

Consequences of Failing to Approve the Proposal

If our stockholders do not approve this Proposal, the Amendment will not become effective, and the current Long-Term Incentive Plan will continue in full force and effect subject to the limitations set forth therein. However, as a result of the limited number of shares remaining available for issuance under the Long-Term Plan, the Company will be limited in its ability to make long-term equity incentive awards to its employees and directors and may be required to provide compensation through other means, including in the form of cash awards, in order to attract and retain qualified personnel.

Vote Required

The approval of the Amendment requires the affirmative vote (“FOR”) of the majority of the votes cast on the proposal. Abstentions and broker non-votes are not considered to be “votes cast” on this proposal, and as a result, abstentions and broker non-votes will have no impact on the outcome of the proposal

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE LONG-TERM INCENTIVE PLAN.

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ITEM THREE: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Ham, Langston & Brezina, L.L.P. (“HL&B”) as the independent registered public accounting firm of the Company for the year ending December 31, 2025. HL&B has audited the Company’s and its predecessor’s financial statements since 2023. The audit of the Company’s annual consolidated financial statements for the year ended December 31, 2024 was completed by HL&B on March 6, 2025.

The Board is submitting the selection of HL&B for ratification at the Annual Meeting. The submission of this matter for ratification by stockholders is not legally required, but the Board and the Audit Committee believe the submission provides an opportunity for stockholders through their vote to communicate with the Board and the Audit Committee about an important aspect of corporate governance. If the stockholders do not ratify the selection of HL&B, the Audit Committee will reconsider, but will not be required to rescind, the selection of that firm as the Company’s independent registered public accounting firm. Representatives of HL&B are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

The Audit Committee has the authority and responsibility to retain, evaluate and replace the Company’s independent registered public accounting firm. The stockholders’ ratification of the appointment of HL&B does not limit the authority of the Audit Committee to change the Company’s independent registered public accounting firm at any time.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the voting power of the shares of common stock present at the Annual Meeting, in person or by proxy, and entitled to vote on this proposal. Abstentions with respect to this proposal considered to be “present” and “entitled to vote” and, therefore, will have the same effect as a vote against of this proposal.

The Company does not expect any broker non-votes with respect to this proposal, as it is considered a routine matter.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF HL&B AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2025.

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AUDIT MATTERS

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

Audit Services

As disclosed in the Company’s Form 8-K filed with the SEC on June 1, 2023 (“Auditor 8-K”), on May 30, 2023 the Audit Committee approved the engagement of HL&B as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023. As further described in the Auditor 8-K, the Company’s former independent registered public accounting firm, MaughanSullivan LLC (“MaughanSullivan”), ceased providing services to the Company as of April 1, 2023, and subsequently notified the Company of its withdrawal as an independent registered public accounting firm. Such notice was deemed by the Audit Committee and the Board as a decision by MaughanSullivan to resign from its role. as the Company’s independent registered public accounting firm. Neither the Audit Committee nor the Board took part in MaughanSullivan’s decision to resign. MaughanSullivan had served as the Company’s independent registered public accounting firm since 2017. The reports of MaughanSullivan on the consolidated financial statements of the Company for each of the fiscal years ended December 31, 2022 and December 31, 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report for the fiscal year ended December 31, 2022 contained an explanatory paragraph regarding the existence of substantial doubt about the Company’s ability to continue as a going concern. During the Company’s fiscal years ended December 31, 2022 and December 31, 2021, and during the subsequent interim period of January 1, 2023 through March 31, 2023, (i) the Company had no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with MaughanSullivan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to MaughanSullivan’s satisfaction, would have caused MaughanSullivan to make reference thereto in its reports on the Company’s financial statements, and (ii) there were no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. The Company provided MaughanSullivan with a copy of the disclosures required by Item 304 of Regulation S-K and requested that MaughanSullivan furnish the Company with a letter addressed to the SEC stating whether MaughanSullivan agreed with the statements made by the Company in its Auditor 8-K and, if not, stating the respects in which it did not agree. A copy of MaughanSullivan’s letter, dated June 1, 2023, is filed as Exhibit 16.1 to the Auditor 8-K.

Audit Committee Report

The Audit Committee operates under a written charter that has been adopted by the Board, a copy of which is available on our website at www.prairieopco.com. Pursuant to its charter, the Audit Committee’s principal functions include the duty to: (i) oversee the accounting and financial reporting processes of the and audits of the Company’s financial statements; (ii) assist the Board in fulfilling its oversight responsibilities regarding the (A) integrity of the Company’s financial statements, (B) Company’s compliance with legal and regulatory requirements, (C) qualifications, independence and performance of any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and (D) effectiveness and performance of the Company’s internal audit function; (iii) annually, prepare an Audit Committee Report and publish the report in the Company’s proxy statement for its annual meetings of stockholders, in accordance with applicable rules and regulations; (iv) review, evaluate and/or act upon any conflicts of interests that may arise as between the rights and obligations of any director or executive officer on the one hand, and the rights and obligations of the Company and any of its subsidiaries, on the other hand; and (v) perform other such functions as the Board may assign to the Committee from time to time.

While the Audit Committee has the responsibilities and powers set forth in its charter, and the Company’s management and the independent registered public accounting firm are accountable to the Audit Committee, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable laws, rules and regulations.

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In performing its oversight role, the Audit Committee has reviewed and discussed the Company’s audited financial statements with the Company’s management and independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight and the SEC. The Audit Committee has received the written disclosures and the written statement from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee has also considered whether the provision of non-audit services by the independent registered public accounting firm to the Company is compatible with maintaining the independent registered public accounting firm’s independence and has discussed with the independent registered public accounting firm its independence.

Based on the reviews and discussions described in this Audit Committee Report, and subject to the limitations on the roles and responsibilities of the Audit Committee referred to herein and in its charter, the Audit Committee recommended to the Board that the Company’s audited financial statements for the year ended December 31, 2024 be included in the Form 10-K, which was filed with the SEC on March 6, 2025. The Audit Committee also selected HL&B as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by the Company’s management and independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that (i) the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, (ii) the Company’s financial statements are presented in accordance with generally accepted accounting principles, or (iii) HL&B is in fact independent.

Members of the Audit Committee:

Erik Thoresen (Chairman)

Stephen Lee

Gizman I. Abbas

Richard N. Frommer

Audit and Other Fees

The table below sets forth the aggregate fees and expenses billed by HL&B, the Company’s independent registered public accounting firm, for the last two fiscal years to the Company:

	For the Years Ended December 31,
	2024	2023
Audit Fees	278,625	159,000
Audit Related Fees	121,240	47,800
Tax Fees	—
All Other Fees	—	—
Total	$399,865	$206,800

The Audit Committee has considered whether the provision of the above services other than audit services is compatible with maintaining HL&B’s independence and has concluded that it is consistent.

The Audit Committee has the sole authority to appoint or replace the independent auditor and is directly responsible for the compensation and oversight of the work of the independent auditor. The Audit Committee is responsible for the engagement of the independent auditor to provide permissible non-audit services, which require pre-approval by the Audit Committee (other than with respect to de minimis exceptions described in the rules of the Nasdaq or the SEC that are approved by the Audit Committee). The Audit Committee ensures that approval of non-audit services by the independent auditor are disclosed to investors in periodic reports filed with the SEC.

43

ITEM FOUR: OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote the proxy in their discretion as they may deem appropriate, unless the proxy directs otherwise.

ADDITIONAL INFORMATION

Stockholder Proposals; Director Nominations

Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, shareholder proposals intended for inclusion in our 2026 proxy statement and acted upon at our 2026 Annual Meeting must be received by us at our executive offices no less than 120 calendar days before the anniversary date of the proxy statement for the prior year’s Annual Meeting was made available to shareholders (i.e., December 23, 2025) to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Under the Company’s Amended and Restated Bylaws, shareholder proposals intended to be presented at the 2026 Annual Meeting must be received by the Company no earlier than 120 days and no later than 90 days before the anniversary of the prior year’s Annual Meeting (i.e., no earlier than February 4, 2026 and no later than March 6, 2026) to be properly brought before the 2026 Annual Meeting. Such proposals should be mailed to Daniel T. Sweeney, Executive Vice President, General Counsel and Corporate Secretary, at our principal executive offices, 55 Waugh Drive, Suite 400, Houston, Texas 77007.

Nominations of directors by shareholders must be received in writing by the Secretary at the principal executive offices of the Company at 55 Waugh Drive, Suite 400, Houston, Texas 77007 no earlier than 120 days and no later than 90 days before the anniversary of the prior year’s Annual Meeting (i.e., no earlier than February 4, 2026 and no later than March 6, 2026) to be properly nominated before the 2026 Annual Meeting.

Proxy Materials, Annual Report and Other Information

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 4, 2025:

THE notice of availability will be sent TO STOCKHOLDERS ON OR ABOUT APRIL 22, 2025. A COPY OF THE PROXY STATEMENT, THE FORM OF PROXY AND THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2025, ARE AVAILABLE FREE OF CHARGE AT WWW.PRAIRIEOPCO.COM IN THE “INVESTOR RELATIONS” SECTION.

44

APPENDIX A

AMENDMENT NO. 1 TO THE

2024 amended & restated PRAIRIE OPERATING CO.

LONG-TERM INCENTIVE PLAN

THIS AMENDMENT NO. 1 TO THE 2024 AMENDED & RESTATED PRAIRIE OPERATING CO. LONG-TERM INCENTIVE PLAN (this “Amendment”) is made effective (the “Effective Date”) upon the approval of the stockholders of Prairie Operating Co. (the “Company”) of this Amendment. All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains the 2024 Amended & Restated Prairie Operating Co. Long-Term Incentive Plan (the “Plan”);

WHEREAS, pursuant to the Plan, the Board of Directors of the Company (the “Board”) has the authority to amend the Plan from time to time; and

WHEREAS, the Board approved this Amendment pursuant to a resolution of the Board.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as follows, effective as of the Effective Date:

AMENDMENT

1.	The first sentence of Section 4(a) of the Plan is hereby deleted and replaced in its entirety with the following:

“Subject to adjustment in a manner consistent with Section 8, 15,000,000 shares of Stock are reserved and available for delivery with respect to Awards, and such total shall be available for the issuance of shares upon the exercise of ISOs.”

2.	This Amendment shall be and is hereby incorporated into and forms a part of the Plan.

3.	Except as expressly provided herein, all terms and conditions of the Plan shall remain in full force and effect.

PRAIRIE OPERATING CO.

By:	/s/ Edward Kovalik
Name:	Edward Kovalik
Title:	Chief Executive Officer and Chairman of the Board

A-1

PRAIRIE OPERATING CO.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 3, 2025. Have your proxy card in hand when you access the web site and follow the instructions to cast your vote.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 3, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V72633-P31058

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRAIRIE OPERATING CO.

The Board of Directors recommends you vote FOR the following:

1. The election of each of the director nominees

Nominees:	**For**	**Against**	**Abstain**
1a. Edward Kovalik (Chairman)	☐	☐	☐
1b. Gary C. Hanna	☐	☐	☐
1c. Richard N. Frommer	☐	☐	☐
1d. Jonathan Gray	☐	☐	☐
1e. Gizman I. Abbas	☐	☐	☐
1f. Stephen Lee	☐	☐	☐
1g. Erik Thoresen	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V72634-P31058

PRAIRIE OPERATING CO.
ANNUAL MEETING OF STOCKHOLDERS
June 4, 2025 at 10:00 am CDT
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Edward Kovalik and Gary C. Hanna, or either of them, as proxies, each with the full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of PRAIRIE OPERATING CO. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 am CDT, on June 4, 2025, at The Westin Oaks Houston located at 5011 Westheimer At, Post Oak Blvd., Houston, Texas 77056, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations; and at the discretion of the proxy holders with regard to any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Continued and to be signed on reverse side